As filed with the Securities and Exchange Commission on September 8, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

800-245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.	Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Fixed Income Opportunities Portfolio

Semi-Annual Report

June 30, 2010

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (“Funds”) for the six months ended June 30, 2010. After beginning the year with a strong continuation of 2009’s rally, equity markets turned negative over the past two months as economic indicators raised concerns regarding the prospect for a sustained economic recovery. Some of these concerns are external to the U.S. economy, such as the Eurozone debt crisis and China’s attempts to achieve a “soft-landing”, and some are internal, such as weak job creation, the potential for consumer spending, and the possibility of deflation. While these new concerns certainly do raise the balance of risks surrounding our outlook, for now they do not change our view that a slow but sustained economic expansion remains in place.

During periods like the first half of 2010, we believe a long-term perspective on investing is especially important as short-term concerns can often draw away attention from positive longer-term developments. For example, it is true that high unemployment, rising government debt and deficits, and weakness in real estate are real sources of worry. However, the current environment has significant positives, as well: inflation remains subdued, interest rates are at record lows, household net worth is rising, and corporate profits are growing. Still, the economy’s performance during its first full year of recovery has been disappointing to many, particularly given the enormous amount of government stimulus.

Much of this comes as no surprise to us. Our economic outlook has been that long term structural challenges would prevent the type of robust recovery typically seen after a deep recessionary experience.

Now, with nearly half of the stimulus programs completed or winding down, and the boost from inventory restocking fading, the economy will have to rely more on the private sector for growth. Unfortunately, the reason policy impacts have thus far been ineffective at creating private demand is because of the powerful forces of deleveraging. While deleveraging does not preclude an economic expansion, it will limit its strength.

Households no longer have access to the credit that fueled years of excess spending and must continue to reduce the unsustainable levels of debt they have already accumulated. This can lead to what is known as the “Paradox of Thrift”. The paradox states that if everyone tries to save more money, then aggregate demand will fall and will in turn lower total savings in the population because of the decrease in consumption and economic growth. Complicating matters is the already sluggish labor market. Firms, fearful of slow sales, are cautious about investing and hiring which limits employment gains and reduces the ability of consumers to spend. Recent weak employment data, along with other disappointing economic news, helped send markets lower over the second quarter. While our comprehensive set of forward looking indicators continue to point to gradual improvement in the labor market, until there are some clearer signs of progress in job creation and income generation, markets are likely to remain jittery.

Broad Market Index Performance Year-to-date through June 30, 2010
Index	Total Return
S&P 500	-6.65%
S&P MIDCAP 400	-2.06%
S&P SMALLCAP 600	-1.40%
NASDAQ COMPOSITE	-7.05%
MSCI AC WORLD EX USA	-6.08%
BARCLAYS AGGREGATE BOND	5.33%
Source: Lipper

ROCHDALE INVESTMENT TRUST

Adding to the uncertainty, have been the events overseas. With expectations of anemic growth in Western Europe slowing world trade, investors ran away from risk and international exposure over the past few months, and towards the safety of stable U.S. blue chip companies. In addition, concern over the effects of slowing global trade has increased market volatility and led to a reduction, justifiably to an extent, in the multiple investors that are willing to pay for more uncertain earnings and economic growth. What sticks out most for the first half of the year is how strong corporate profits and the export driven manufacturing recovery have been. U.S. businesses are now seeing most of their growth come from global sales to emerging markets such as China and Brazil, and for the first time in 40 years, manufacturing is providing a meaningful contribution to U.S. economic growth.

We continue to believe the outlook for global growth, particularly from emerging markets, remains strong. Importantly for investors, this should help U.S. companies reach record earnings levels in 2011. When corporate profits are rising, monetary policy accommodation is favorable, and valuations are reasonable, we want to be invested in equities. However, our strategy continues to be long term and fundamental based. Despite short term market reactions, the Funds remain focused on high quality companies with strong growth prospects, but at attractive valuations, and we continue to be dedicated to acquiring good businesses with international exposure and/or that can grow revenue and generate solid profits during a period of modest domestic economic growth.

Rochdale understands the challenges facing the U.S. economy and we will continue to closely monitor the risks associated with the potential negative implications of higher taxes, greater regulation, larger debt levels and deflation on economic growth and corporate earnings. Until there is clarity on these issues and others, which is not likely before the end of the year, we expect that equity markets are likely to remain volatile. However, from our perspective, we believe much of recent market volatility can be attributed to the herd mentality of short-term investors like hedge funds, and high frequency/algorithmic and leveraged traders. Most long-term investors are in a “wait and see” mode. As independent thinking shareholders, invested for the long term, shareholders in Rochdale Funds can be confident that their investments are well positioned for the unique economic and financial landscape that lies ahead.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, medical products, financial services, and consumer services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios than their value counterparts. During the six month period ended June 30, 2010, Rochdale’s Large Growth Portfolio returned negative 9.6%, underperforming the S&P 500/Citi Growth benchmark’s negative 8.0%.

During the first half of 2010, the U.S. equity markets were influenced by a number of macro-related news events that included the European sovereign debt problem and the slower than expected GDP growth for the developed economies. Technology, industrial, and materials stocks led the market decline. The Large Cap Growth Portfolio underperformed the benchmark due to our overweights in energy and a few homebuilders. Energy stocks declined indiscriminately after the BP Gulf of Mexico oil disaster. In addition, homebuilders experienced near-term weakness created by short-term investors who were disappointed by widely anticipated tax credit expiration that led to weak sales. Our housing thesis requires patience and a longer term outlook.

Our investment strategy seeks to achieve solid returns in the growth universe by selecting high quality growth companies with long-term predictable revenue streams and reliable earnings growth. Our Large Growth Portfolio holdings are valued at 12 times forward earnings compared to 13.5 times for the benchmark while at the same time, earnings for the companies held in the portfolio are expected to grow on average 14% in the long-term, better than the benchmark’s 12%. The forward price-to-growth ratio for the Large Growth Portfolio is 0.85 as compared to the benchmark’s 1.1 thus indicating our Large Growth Portfolio holds companies that are growing earnings faster but at a more attractive valuation.

We remain of the view that we are in a slow and subpar recovery. As a result, we continue to focus on investment in high quality companies that have strong cash flow, good earnings visibility and growth prospects, and our strategy continues to be dedicated to acquiring good businesses that can grow revenue and generate solid profits during a period of modest GDP growth in areas like capital goods and information technology.

Large Growth Portfolio: Top Ten Holdings as of June 30, 2010
Company	Percent of Net Assets
Cummins Inc.	3.75%
EMC Corp.	3.12%
ENSCO International Plc — ADR	3.00%
United States Steel Corp.	2.85%
Ingersoll-Rand Plc — Class A	2.80%
Lincoln National Corp.	2.69%
Lam Research Corp.	2.53%
TJX Companies, Inc./The	2.37%
ABB Ltd. — ADR	2.30%
Autodesk, Inc.	2.29%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio, inception date 12/31/1999, is 1.50%. Returns for the periods ended June 30, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 12.19%, -3.10% and -5.72%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 5.74%, -4.24% and -6.28%, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the six month period ended June 30, 2010, our Large Value Portfolio posted a negative 7.3%, underperforming the S&P 500/Citi Value benchmark’s negative 5.3%.

The U.S. stock market declined in the first six months of 2010 amid concerns over European sovereign debt crisis, a slowdown in China’s economy and slow growth in the U.S economy. In addition, financials declined due to the uncertainty of financial regulation and energy stocks fell in the wake of the Gulf of Mexico oil spill. The Large Cap Value Portfolio underperformed the benchmark due to our overweights in financials and energy stocks.

The Large Cap Value Portfolio is focused on investment in high quality companies that have strong cash flow, good earnings visibility and growth prospects. We own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. Our Large Value Portfolio holdings are valued at 11 times forward earnings compared to 11.5 times for the benchmark. While at the same time, earnings for the companies held in the portfolio are expected to grow on average 12.8% in the long term, much better than the benchmark’s 9% expected growth rate. Additionally, the Long Term Debt to Capital Ratio of the portfolio is 37% as compared to the benchmark’s 41%. This ratio measures the level of debt to available capital where a lower number indicates our companies have more solid balance sheets and lower debt levels.

We remain of the view that the U.S. is in a slow and subpar recovery. Accordingly, our industry and stock selection is dedicated to acquiring at reasonable prices, high quality, and successful market share companies that can sustain revenue growth and generate solid profits during a period of modest economic expansion.

Large Value Portfolio: Top Ten Holdings as of June 30, 2010
Company	Percent of Net Assets
Lincoln National Corp.	4.17%
Fifth Third Bancorp	3.74%
Deere & Co.	2.89%
CSX Corp.	2.80%
Snap-on Inc.	2.63%
Cliffs Natural Resources Inc.	2.59%
ABB Ltd. — ADR	2.51%
EMC Corp.	2.41%
Itau Unibanco Holding SA — ADR	2.38%
Cummins Inc.	2.37%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio, inception date 12/31/1999, is 1.52%. Returns for the periods ended June 30, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 13.43%, -4.28% and -1.64%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 6.88%, -5.41% and -2.22%, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium and small-size companies across growth industries such as Energy, Technology Hardware & Equipment, Capital Goods and Software & Services. For the first six months of 2010, Rochdale’s Mid/Small Growth Portfolio returned -7.76% as compared to the S&P/Citi 1000 Growth, which returned -0.54%.

During the first half of 2010 we continued to experience elevated levels of volatility. The market rallied going into April only to give back all of the year’s gains by the end of June. As the markets pulled back, defensive industries such as Food & Staples, Food Beverage & Tobacco and Utilities outperformed the benchmark. We believe our strategy of focusing on attractive valuations and overweighting industry groups which will benefit from moderate economic expansion will provide for better performance ahead.

We enter the second half of 2010 positioned for a period of moderate growth. In the current accommodative economic environment we expect corporate profits to be strong and business spending to remain steady. Consequently we continue to focus on high quality companies with strong balance sheets and attractive valuation. Furthermore, we are looking for companies that are not only growing earnings but are growing revenues and increasing their market share. We believe that in the long term companies with these characteristics will outperform. At the end of the first half, the Forward Price to Earnings ratio of the portfolio, which is a measure of valuation based on expected earnings, is 13.21 as compared to the benchmark’s value of 15.65. This indicates that the companies we own are on average more attractively valued. Furthermore, the long term earnings growth expectation of the portfolio is 17.97% which compares favorably to the benchmark’s expected growth rate of 15.05%. Some of the industry groups that we favor entering the second half are Capital Goods, Technology Hardware and Automobiles & Components.

Mid/Small Growth Portfolio: Top Ten Holdings as of June 30, 2010
Company	Percent of Net Assets
Baldor Electric Co.	3.48%
LKQ Corp.	3.47%
Albemarle Corp.	3.16%
Belden Inc.	3.14%
New Oriental Education & Technology Group, Inc. — ADR	3.13%
Wabtec Corp.	3.03%
FMC Corp.	2.94%
EZCORP, Inc. — Class A	2.80%
VanceInfo Technologies, Inc. — ADR	2.78%
WMS Industries Inc.	2.65%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Growth Portfolio, inception date 12/31/1999, is 1.59%. Returns for the periods ended June 30, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 7.80%, -4.02% and -0.71%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 1.59%, -5.15% and -1.30%, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium and small-sized U.S. companies across value industries including utilities, real estate, capital goods and banks. During the first half ending June 30, 2010, Rochdale’s Mid/Small Value Portfolio returned -7.15% as compared to the S&P/Citi 1000 Value which returned -1.84%.

During the first half of 2010, increased levels of volatility and uncertainty over the extent of the current economic recovery lead investors to defensive industries such as Food & Staples Retailing, Insurance and Health Care Equipment & Services. Companies with high returns on equity performed well during the first half and our allocation to companies with high return on equity (ROE) contributed positively to portfolio performance; however, investors were less concerned with valuation as companies with higher valuations outperformed their more attractively valued peers. Our strategy of investing in companies that we believe are attractively valued lead to underperformance during the first half but over time we believe that this strategy will result in superior performance.

As we enter the second half of 2010, we continue to expect a moderate level of economic growth. Although we expect business spending to remain steady, job creation is a top concern and is a key to the economic recovery. Accordingly, our strategy emphasizes investing in companies which we expect can growth both revenues and sales in a moderate growth environment. Quality management and a viable business model are also equally important. At the end of the first half, the Forward Price to Earnings ratio of the portfolio’s holdings was 12.93 versus the benchmark’s value of 14.48, indicating that the portfolio’s holdings are more reasonably valued than the benchmark’s. Furthermore, the ROE of the portfolio’s holdings, which measures the return to a company’s shareholders, was 11.79% as compared to the benchmark’s 7.82%. We believe companies and industry groups with attractive valuations that offer above average returns to shareholders will outperform over the long term. Industry groups that we favor at the beginning of the second half include Autos, Capital Goods and Media.

Mid/Small Value Portfolio: Top Ten Holdings as of June 30, 2010
Company	Percent of Net Assets
American Medical Systems Holdings, Inc.	4.29%
Shaw Group Inc./The	3.76%
BorgWarner, Inc.	3.58%
EnerSys	3.41%
Quanta Services, Inc.	3.41%
Con-way Inc.	3.15%
Hanesbrands, Inc.	2.96%
Belden Inc.	2.71%
NVR, Inc.	2.69%
Microsemi Corp.	2.67%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Value Portfolio, inception date 12/31/1999, is 1.62%. Returns for the periods ended June 30, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 7.42%, -4.23% and 4.12%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 1.24%, -5.36% and 3.51%, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, some long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited a stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation.

A strong first quarter continued into April, but soon worries of an economic slowdown driven by European debt problems weighed in negatively on markets, both domestic and worldwide. Overall, for the first half of the year, the portfolio was down 0.49% vs. a negative 6.65% in the S&P 500, a negative 1.29% in the Dow Jones Select Dividend Index, and a negative 6.43% in the Lipper Equity

Income Category. The portfolio’s outperformance was attributable to our pipeline and propane MLP holdings, select consumer products holdings, and the various REITs that we hold. In addition to the strong performance vs. our indexes and the market, the portfolio continued on as a Lipper Leader for the Preservation category. After a few quarters of relative stability, market conditions turned challenging again in the second quarter, and we were pleased to continue to have the top ranking in this important category. Additionally, the portfolio paid a dividend of $0.26 for the second quarter and $0.26 in the first quarter, which is in line with our expectations.

For the second half of the year, it is our belief that the recovery will continue at a slow pace. However, because the steady operating performance of many of our companies was well tested throughout the worst of the downturn, we believe that they will be able to perform in a more modest economic recovery scenario. We are maintaining our relatively defensive stance to a good degree and this has proved to be prudent given an uptick in market volatility.

As the economy and company operating performance metrics steadily improve, we believe that our high dividend stock investments will be positively rewarded. If volatility continues, we will also be on the hunt for any solid opportunity in pricing that may arise by positioning in attractive dividend paying stocks at a solid valuation. Additionally, we continue to focus strongly on the stability of each company’s dividend and in the potential growth of the dividend over time. Finally, we are monitoring very closely any changes in tax law that could impact either the price of our holdings or the cash flows.

Dividend & Income Portfolio: Top Ten Holdings as of June 30, 2010
Company	Percent of Net Assets
McDonald’s Corp.	3.11%
Bristol-Myers Squibb Co.	2.59%
HRPT Properties Trust	2.42%
Nationwide Health Properties, Inc	2.34%
Philip Morris International Inc.	2.32%
Procter & Gamble Co./The	2.28%
Occidental Petroleum Corp.	2.21%
Vector Group Ltd.	2.17%
Hershey Co./The	1.94%
Sysco Corp.	1.92%

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio, inception date 6/1/1999, is 1.52%. Returns for the periods ended June 30, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 20.26%, 2.13% and -0.35%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 13.36%, 0.93% and -0.94%, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks to earn a total return comparable to that of a universe of investment-grade U.S. government, agency, and corporate bonds maturing in ten years or less. Securities selected for investment provide an attractive rate of current income and/or capital appreciation based on the maturity, interest rate sensitivity, and credit quality of the issuer.

The fixed income market continued to be volatile in the first half of 2010, amid the European debt crisis and signs of the nascent U.S. recovery hitting a rough patch. Although the U.S. government’s finances remained a key concern, $823 billion of U.S. Treasury auctions in the first half were met with strong demand, as investors turned to the relative safety of U.S. Treasuries. This resulted in credit spreads widening significantly in the first half. The yield curve also flattened from a historical level of steepness in the first half, driven by strong demand for longer dated U.S. Treasuries.

For the first half, the portfolio generated a (+4.30% total return vs. the Barclays Capital Intermediate U.S. Government/Credit Index total return of +4.56%) as the portfolio is overweighted in corporate bonds and underweighted in U.S. Treasuries. In our opinion, high unemployment, subpar economic growth, heightened risk to the global financial system from Europe, and few signs of inflation make it unlikely that the Fed would start raising the Fed Fund rate target until mid-2011 at the earliest. We have reduced the portfolio’s interest rate exposure to slightly below the benchmark index as we believe interest rates are likely going to approach lows during the later part of 2010.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of June 30, 2010
Company	Percent of Net Assets
Federal Home Loan Mortgage Corp.	6.63%
Federal National Mortgage Association	4.62%
General Electric Capital Corp.	3.63%
Bank of America	3.59%
Goldman Sachs Group, Inc.	2.82%
Verizon	2.18%
Xstrata Canada Corp.	1.51%
Simon Property Group LP	1.45%
Federal Home Loan Bank	1.43%
HCP, Inc.	1.31%

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio, inception date 12/31/1999, is 1.24%. Returns for the periods ended June 30, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 9.15%, 3.59% and 5.27%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 2.88%, 2.37% and 4.65%, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Rochdale Fixed Income Opportunities Portfolio

The Rochdale Fixed Income Opportunities Portfolio seeks to provide a higher level of current income than traditional fixed income funds, along with the potential for some capital appreciation through a focus on high yield bonds and senior secured bank loans. For the six months ended June 30, 2010 the portfolio returned 2.65%, versus the benchmark Barclay’s Capital U.S. Corporate High Yield Bond Index return of 4.51% and the benchmark CSFB Leveraged Loan Index return of 2.30%. This performance was appropriate when considering the return for the period reflects actual cash flows, transaction costs and other expenses which were not reflected in the total return of the high yield index or leveraged loan index.

The high yield market started 2010 generating strong gains building on the outsized returns of 2009. Yield spreads started the period well above historical averages and the economic recovery appeared to be gaining momentum. However, concerns about government debt levels in other European countries coupled with mixed economic data, provided an overall negative backdrop for financial markets. The CSFB Institutional Leveraged Loan Index posted their first negative quarter in eighteen months and for the first time since the first quarter of 2009 CCC-rated sector was not the best performing quality sector, being replaced by the BB-rated sector.

While the portfolio was overweight the poor performing CCC-rated sector and underweight the strong performing BB-rated sector, strong security selection mostly offset this quality positioning, specifically being overweight in the Technology and Media Non Cable, Consumer Products and Gaming sectors and being underweight in the weak performing Financial Institution sector. On the plus side, corporate earnings remain strong helping high yield companies improve debt servicing capabilities.

Our process is very bottom up driven, seeking strong relative value risk return opportunities. However, in today’s market we seek to sell higher quality low yielding interest rate sensitive securities and also sell lower quality semi distressed names that have appreciated substantially in the current rally. With these proceeds, the strategy is to buy the broad middle of the market characterized by companies whose credit profile is improving along with improving economic conditions.

Although we are mindful that the economy faces headwinds from overly leveraged consumers, governments and banks, elevated unemployment and the questionable strength of U.S. trading partners, we believe that the economy will continue to grow, albeit at a moderate pace. Because issuers’ balance sheets are in relatively good shape (and because the most distressed have already defaulted), we expect that Bank Loans will at least earn their coupon in the next few quarters. Furthermore, strong corporate earnings continue to drive improved creditworthiness of high yield issuers which should lead to tighter yield spreads in the high yield market.

Fixed Income Opportunities Portfolio: Top Ten Holdings as of June 30, 2010
Company	Percent of Net Assets
Ford Motor Credit Co. LLC (Bond)	1.47%
HCA Inc. (Bond)	1.26%
Intelsat (Bond)	1.18%
Sprint (Bond)	1.08%
GMAC Inc (Bond)	1.07%
CIT Group, Inc. (Bond)	1.00%
NDS Group Plc (Loan)	0.99%
Village Roadshow Ltd. (Loan)	0.89%
Virgin Media Finance Plc (Bond)	0.85%
HCA Inc. (Loan)	0.85%

The unsubsidized total annual fund operating expense ratio for the Rochdale Fixed Income Opportunities Portfolio, inception date 7/1/2009, is 1.23%. Returns for the periods ended June 30, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-month, year to date and since inception: 0.69%, 2.65% and 11.47%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-month, year to date and since inception: -5.09, -3.25% and 5.05%, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Website at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, AIF®

David J. Abella, CFA

Portfolio Managers

Important Disclosures

Valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/30/10 Rochdale Investment Trust Prospectus Report.

THESE STOCKS LISTED HEREIN ARE NOT STOCK RECOMMENDATIONS AND SHOULD NOT BE USED AS SUCH.

Index Definitions

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. Companies.

The Standard & Poor’s (S&P) MidCap 400 Index represents 400 medium-size U.S. companies.

The Standard & Poor’s (S&P) SmallCap 600 Index represents 600 small U.S. companies.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

The Credit Suisse First Boston Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The MSCI AC World Ex USA (Morgan Stanley All Country excluding USA) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The Barclays Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Barclay’s Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

ROCHDALE INVESTMENT TRUST

The S&P 500/Citigroup Value Index, together with the S&P 500/Citigroup Growth Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Value index score higher on value versus growth factors, based on the S&P/Citigroup multi-factor methodology.

The S&P 500/Citigroup Growth Index, together with the S&P 500/Citigroup Value Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Growth index score higher on growth versus value factors, based on the S&P/Citigroup multi-factor methodology.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2010 (Unaudited)

			Annualized
	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Rochdale Large Growth Portfolio
Return at NAV(2)	(9.58%)	12.19%	(10.98%)	(3.10%)	(5.72%)	(4.96%)
Return at POP(3)	(14.76%)	5.74%	(12.72%)	(4.24%)	(6.28%)	(5.50%)
S&P 500/Citigroup Growth Index	(7.99%)	12.59%	(6.90%)	0.20%	(3.92%)	(3.49%)
Lipper Large-Cap Growth Category Average	(8.64%)	11.33%	(7.88%)	(0.56%)	(4.12%)	N/A
Rochdale Large Value Portfolio
Return at NAV(2)	(7.31%)	13.43%	(16.53%)	(4.28%)	(1.64%)	(1.91%)
Return at POP(3)	(12.66%)	6.88%	(18.17%)	(5.41%)	(2.22%)	(2.47%)
S&P 500/Citigroup Value Index	(5.30%)	16.40%	(12.82%)	(1.90%)	0.69%	0.31%
Lipper Large-Cap Value Category Average	(7.22%)	12.95%	(12.07%)	(1.98%)	1.75%	N/A
Rochdale Mid/Small Growth Portfolio
Return at NAV(2)	(7.76%)	7.80%	(11.72%)	(4.02%)	(0.71%)	1.20%
Return at POP(3)	(13.07%)	1.59%	(13.45%)	(5.15%)	(1.30%)	0.63%
S&P 1000/Citigroup Growth Index	(0.54%)	24.19%	(5.14%)	2.19%	4.50%	5.38%
Lipper Mid-Cap Growth Category Average	(3.23%)	20.74%	(8.01%)	1.03%	(0.91%)	N/A
Rochdale Mid/Small Value Portfolio
Return at NAV(2)	(7.15%)	7.42%	(15.38%)	(4.23%)	4.12%	3.97%
Return at POP(3)	(12.48%)	1.24%	(17.03%)	(5.36%)	3.51%	3.38%
S&P 1000/Citigroup Value Index	(1.84%)	24.92%	(7.89%)	1.20%	6.11%	6.53%
Lipper Mid-Cap Value Category Average	(2.82%)	23.29%	(9.59%)	0.42%	6.45%	N/A
Rochdale Dividend & Income Portfolio(4)
Return at NAV(2)	(0.49%)	20.26%	(5.07%)	2.13%	(0.35%)	2.01%
Return at POP(3)	(6.23%)	13.36%	(6.93%)	0.93%	(0.94%)	1.47%
S&P 500 Index	(6.65%)	14.43%	(9.81%)	(0.79%)	(1.59%)	(0.32%)
Dow Jones Select Dividend Index	(1.29%)	25.42%	(11.67%)	(2.71%)	7.46%	4.72%
Lipper Equity Income Category Average	(5.78%)	14.42%	(9.23%)	(0.12%)	2.44%	N/A
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(2)	4.30%	9.15%	3.96%	3.59%	5.27%	5.13%
Return at POP(3)	(1.69%)	2.88%	1.93%	2.37%	4.65%	4.54%
Barclays Capital Intermediate Government/Credit Bond Index	4.56%	8.29%	6.97%	5.26%	6.06%	6.06%
Lipper Intermediate Investment Grade Category Average	5.36%	12.96%	6.38%	4.66%	5.77%	N/A
Rochdale Fixed Income Opportunities Portfolio
Return at NAV(2)	2.65%	—	—	—	—	11.47%
Return at POP(3)	(3.25%)	—	—	—	—	5.05%
CSFB Leveraged Loan Index	2.30%	—	—	—	—	15.91%
Barclays Capital Aggregate Bond Index	5.33%	—	—	—	—	9.46%
Barclays Capital U.S. High Yield Corporate Bond Index	4.51%	—	—	—	—	26.39%
Lipper High Current Yield Category Average	3.69%	—	—	—	—	N/A

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2010 (Unaudited), Continued

(1)

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on December 31, 1999. The Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. The Rochdale Fixed Income Opportunities Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on July 1, 2009 and its return is cumulative.

(2)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(3)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4)

Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

N/A – not available.

Past performance is not predictive of future performance.

Index Descriptions

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value Indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The Credit Suisse First Boston Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-dominated leverage loan market.

The Barclays Capital Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. High Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

Lipper Category Descriptions

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of June 30, 2010, the category consists of 866, 829, 714, 600 and 326 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Large-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have below average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P 500 Index. As of June 30, 2010, the category consists of 540, 524, 478, 412 and 195 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Mid-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds typically have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Mid-Cap 400 Index. As of June 30, 2010, the category consists of 435, 423, 378, 323 and 170 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Mid-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds typically have below average price-to-earnings

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2010 (Unaudited), Continued

ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Mid-Cap 400 Index. As of June 30, 2010, the category consists of 188, 177, 164, 125 and 55 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of June 30, 2010, the category consists of 279, 271, 229, 183 and 102 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of June 30, 2010, the category consists of 579, 550, 465, 383 and 231 funds for the year-to-date, one- , three-, five- and ten-year periods, respectively.

Lipper High Current Yield Funds consist of funds that aim at high (relative) current yield from fixed income securities, have no quality of maturity restrictions, and tend to invest in lower-grade debt issues. As of June 30, 2010, the category consists of 487 funds for the year-to-date period.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/10 to 06/30/10.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$904.20	$1,018.20
Expenses Paid during Period*	$6.28	$6.66

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$926.90	$1,018.20
Expenses Paid during Period*	$6.35	$6.66

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$922.40	$1,018.00
Expenses Paid during Period*	$6.53	$6.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$928.50	$1,017.85
Expenses Paid during Period*	$6.69	$7.00

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$995.10	$1,017.95
Expenses Paid during Period*	$6.83	$6.90

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,043.00	$1,019.09
Expenses Paid during Period*	$5.83	$5.76

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Fixed Income Opportunities Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,026.50	$1,018.84
Expenses Paid during Period*	$6.03	$6.01

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 96.8%
CONSUMER DISCRETIONARY: 20.4%
4,000	Amazon.com, Inc. (a)(b)	$437,040
11,500	Best Buy Co., Inc. (b)	389,390
15,000	Big Lots, Inc. (a)	481,350
22,000	CBS Corp. - Class B	284,460
3,000	Coach, Inc.	109,650
15,000	DISH Network Corp. - Class A (a)	272,250
26,000	D.R. Horton, Inc. (b)	255,580
6,100	Genuine Parts Co.	240,645
25,000	Goodyear Tire and Rubber Co./The (a)(b)	248,500
17,000	Lennar Corp. - Class A (b)	236,470
6,000	Lowe’s Companies, Inc.	122,520
8,500	Macy’s, Inc. (b)	152,150
20,000	Newell Rubbermaid Inc.	292,800
13,000	Nordstrom, Inc. (b)	418,470
1,500	Priceline.com Inc. (a)(b)	264,810
9,000	Snap-on Inc. (b)	368,190
15,300	TJX Companies, Inc./The	641,835
20,000	Toll Brothers, Inc. (a)(b)	327,200

		5,543,310

CONSUMER STAPLES: 1.0%
10,000	Avon Products, Inc.	265,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

ENERGY: 12.5%
11,500	Atwood Oceanics, Inc. (a)	$293,480
6,000	Canadian Natural Resources Ltd. (d)	199,380
25,000	Chesapeake Energy Corp.	523,750
10,500	CONSOL Energy Inc.	354,480
20,700	ENSCO International Plc - ADR (d)	813,096
11,500	National-Oilwell Varco Inc.	380,305
9,000	Schlumberger Ltd. (b)(d)	498,060
25,100	Weatherford International Ltd. (a)(d)	329,814

		3,392,365

FINANCIALS: 11.9%
40,000	Bank of America Corp.	574,800
40,000	Fifth Third Bancorp	491,600
20,000	Hartford Financial Services Group, Inc./The	442,600
22,100	Itau Unibanco Holding SA - ADR (b)(d)	398,021
30,000	Lincoln National Corp.	728,700
3,100	Shinhan Financial Group Co., Ltd. - ADR (b)(d)	226,362
16,000	U.S. Bancorp	357,600

		3,219,683

INDUSTRIALS: 18.7%
36,000	ABB Ltd. - ADR (d)	622,080
7,000	Caterpillar Inc.	420,490
2,500	CSX Corp.	124,075
15,600	Cummins Inc.	1,016,028
5,000	Deere & Co.	278,400
11,300	Fluor Corp.	480,250
28,000	General Electric Co.	403,760
22,000	Ingersoll-Rand Plc - Class A (b)(d)	758,780
50,000	Manitowoc Co., Inc./The (b)	457,000
6,200	Norfolk Southern Corp.	328,910
2,500	Union Pacific Corp.	173,775

		5,063,548

INFORMATION TECHNOLOGY: 24.5%
16,000	Adobe Systems Inc. (a)	422,880
13,600	Agilent Technologies, Inc. (a)	386,648
19,200	Altera Corp.	476,352
25,500	Autodesk, Inc. (a)	621,180
10,000	Blue Coat Systems, Inc. (a)(b)	204,300
6,600	Broadcom Corp. - Class A (b)	217,602
51,000	Brocade Communiations Systems, Inc. (a)	263,160
23,550	Corning Inc.	380,332
46,150	EMC Corp. (a)	844,545
90,000	Flextronics International Ltd. (a)(d)	504,000
6,200	Harris Corp.	258,230
18,000	Lam Research Corp. (a)	685,080
25,100	Oracle Corp.	538,646

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
15,550	Texas Instruments Inc.	$362,004
17,000	Trimble Navigation Ltd. (a)	476,000

		6,640,959

MATERIALS: 7.8%
12,600	Cliffs Natural Resources Inc.	594,216
5,000	FMC Corp.	287,150
5,260	Freeport-McMoRan Copper & Gold Inc.	311,024
20,000	United States Steel Corp. (b)	771,000
20,000	Yongye International, Inc. (a)(b)	137,800

		2,101,190

Total Common Stocks
(Cost $24,022,619)		26,226,055

EXCHANGE TRADED FUND: 1.3%
12,000	Ultra Industrials ProShares	343,200

Total Exchange Traded Fund
(Cost $240,446)		343,200

SHORT TERM INVESTMENT: 2.1%
Money Market Investment: 2.1%
581,997	First American Government Obligations Fund, 0.00% (e)	581,997

Total Short Term Investment
(Cost $581,997)		581,997

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 22.9%
MONEY MARKET INVESTMENTS: 22.9%
6,207,180	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% (e)	6,207,180
2,367	Reserve Primary Fund, 0.00% (c)(e)	637

		6,207,817

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $6,209,547)		6,207,817

TOTAL INVESTMENTS
(Cost $31,054,609), 123.1%		33,359,069
LIABILITIES IN EXCESS OF OTHER ASSETS, (23.1)%		(6,267,980)

TOTAL NET ASSETS, 100.0%		$27,091,089

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2010.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.
(e)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$5,543,310	$—	$—	$5,543,310
Consumer Staples	265,000	—	—	265,000
Energy	3,392,365	—	—	3,392,365
Financials	3,219,683	—	—	3,219,683
Industrials	5,063,548	—	—	5,063,548
Information Technology	6,640,959	—	—	6,640,959
Materials	2,101,190	—	—	2,101,190

Total Common Stock	26,226,055	—	—	26,226,055

Exchange Traded Fund	343,200	—	—	343,200

Short Term Investment	581,997	—	—	581,997

Investments Purchased With Cash Proceeds From Securities Lending
Investment Companies	6,207,180	—	637	6,207,817

Total Investments Purchased With Cash Proceeds From Securities Lending	6,207,180	—	637	6,207,817

Total Investments in Securities	$33,358,432	$—	$637	$33,359,069

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$10,110
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	4,766
Net purchases (sales)	(14,239)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2010	$637

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 96.7%
CONSUMER DISCRETIONARY: 16.5%
11,300	Best Buy Co., Inc (b)	$382,618
25,000	CBS Corp. - Class B	323,250
6,300	Coach, Inc.	230,265
9,000	Comcast Corp. - Class A	156,330
21,000	DISH Network Corp. - Class A (a)	381,150
22,000	D.R. Horton, Inc. (b)	216,260
6,650	Genuine Parts Co.	262,343
30,000	Goodyear Tire & Rubber Co./The (a)	298,200
22,500	Lennar Corp. - Class A	312,975
10,000	Lowe’s Companies, Inc.	204,200
23,000	Macy’s, Inc. (b)	411,700
18,000	Newell Rubbermaid Inc.	263,520
17,300	Snap-on Inc.	707,743
18,000	Toll Brothers, Inc. (a)(b)	294,480

		4,445,034

CONSUMER STAPLES: 0.8%
8,000	Avon Products, Inc.	212,000

ENERGY: 7.5%
20,500	Chesapeake Energy Corp.	429,475
14,500	CONSOL Energy Inc.	489,520
13,630	ENSCO International Plc - ADR (d)	535,386
7,100	National-Oilwell Varco Inc.	234,797

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

ENERGY, Continued
26,300	Weatherford International Ltd. (a)(d)	$345,582

		2,034,760

FINANCIALS: 27.1%
4,814	ACE Ltd. (b)(d)	247,825
9,000	Assurant, Inc.	312,300
35,200	Bank of America Corp.	505,824
9,800	BB&T Corp.	257,838
82,000	Fifth Third Bancorp	1,007,780
13,000	Hartford Financial Services Group, Inc./The	287,690
35,600	Itau Unibanco Holding SA - ADR (b)(d)	641,156
46,300	Lincoln National Corp.	1,124,627
4,800	M&T Bank Corp. (b)	407,760
16,250	Metlife, Inc.	613,600
5,900	PNC Financial Services Group, Inc.	333,350
60,000	Regions Financial Corp.	394,800
4,000	Shinhan Financial Group Co., Ltd. - ADR (b)(d)	292,080
26,000	SunTrust Banks, Inc.	605,800
5,400	Travelers Companies, Inc./The	265,950

		7,298,380

INDUSTRIALS: 22.5%
39,080	ABB Ltd. - ADR (d)	675,302
9,000	Caterpillar Inc.	540,630
15,200	CSX Corp.	754,376
9,800	Cummins Inc.	638,274
13,982	Deere & Co.	778,518
3,200	Flowserve Corp.	271,360
14,700	Fluor Corp.	624,750
15,200	Ingersoll-Rand Plc - Class A (b)(d)	524,248
59,200	Manitowoc Co. Inc./The (b)	541,088
19,000	McDermott International, Inc. (a)(d)	411,540
5,934	Norfolk Southern Corp.	314,798

		6,074,884

INFORMATION TECHNOLOGY: 14.2%
5,800	Adobe Systems Inc. (a)	153,294
11,860	Agilent Technologies, Inc. (a)	337,180
25,000	Autodesk, Inc. (a)	609,000
5,000	Blue Coat Systems, Inc. (a)(b)	102,150
60,000	Brocade Communications Systems, Inc. (a)	309,600
35,500	EMC Corp. (a)	649,650
8,800	Harris Corp.	366,520
13,000	Lam Research Corp. (a)	494,780
13,000	Texas Instruments Inc.	302,640
18,000	Trimble Navigation Ltd. (a)	504,000

		3,828,814

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

MATERIALS: 8.1%
8,500	AK Steel Holding Corp.	$101,320
14,800	Cliffs Natural Resources Inc.	697,968
5,000	Freeport-McMoRan Copper & Gold Inc.	295,650
15,300	United States Steel Corp. (b)	589,815
20,000	Vale SA - ADR (b)(d)	487,000

		2,171,753

Total Common Stocks
(Cost $24,740,181)		26,065,625

EXCHANGE TRADED FUND: 1.4%
13,000	Ultra Industrials ProShares	371,800

Total Exchange Traded Fund
(Cost $272,417)		371,800

SHORT TERM INVESTMENT: 2.1%
Money Market Investment: 2.1%
567,998	First American Government Obligations Fund, 0.00% (e)	567,998

Total Short Term Investment
(Cost $567,998)		567,998

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 16.7%
MONEY MARKET INVESTMENTS: 16.7%
4,491,284	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% (e)	4,491,284
3,552	Reserve Primary Fund, 0.00% (c)(e)	955

		4,492,239

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $4,494,836)		4,492,239

TOTAL INVESTMENTS
(Cost $30,075,432), 116.9%		31,497,662
LIABILITIES IN EXCESS OF OTHER ASSETS, (16.9)%		(4,552,721)

TOTAL NET ASSETS, 100.0%		$26,944,941

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2010.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	U.S. Dollar-denominated foreign security.
(e)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$4,445,034	$—	$—	$4,445,034
Consumer Staples	212,000	—	—	212,000
Energy	2,034,760	—	—	2,034,760
Financials	7,298,380	—	—	7,298,380
Industrials	6,074,884	—	—	6,074,884
Information Technology	3,828,814	—	—	3,828,814
Materials	2,171,753	—	—	2,171,753

Total Common Stock	26,065,625	—	—	26,065,625

Exchange Traded Fund	371,800	—	—	371,800

Short Term Investment	567,998	—	—	567,998

Investments Purchased With Cash Proceeds From Securities Lending
Investment Companies	4,491,284	—	955	4,492,239

Total Investments Purchased With Cash Proceeds From Securities Lending	4,491,284	—	955	4,492,239

Total Investments in Securities	$31,496,707	$—	$955	$31,497,662

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$11,217
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	7,155
Net purchases (sales)	(17,417)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2010	$955

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 97.8%
CONSUMER DISCRETIONARY: 31.1%
10,000	Advance Auto Parts, Inc.	$501,800
11,000	Cheesecake Factory Inc./The (a)	244,860
9,000	Dollar Tree, Inc. (a)	374,670
47,000	D.R. Horton, Inc.	462,010
9,800	Dress Barn, Inc./The (a)(b)	233,338
25,000	Expedia, Inc.	469,500
51,000	Gafisa SA - ADR (b)(d)	617,610
25,000	Hanesbrands, Inc. (a)	601,500
42,900	LKQ Corp. (a)	827,112
9,000	M.D.C. Holdings, Inc.	242,550
8,000	New Oriental Education & Technology Group, Inc. - ADR (a)(b)(d)	745,520
800	NVR, Inc. (a)(b)	524,024
11,000	Urban Outfitters, Inc. (a)	378,290
12,000	VistaPrint NV (a)(d)	569,880
16,100	WMS Industries Inc. (a)	631,925

		7,424,589

ENERGY: 10.6%
100,000	China North East Petroleum Holdings Ltd. (a)(b)	378,000
8,000	CONSOL Energy Inc. (b)	270,080
40,000	Helix Energy Solutions Group Inc. (a)	430,800
13,700	Holly Corp. (b)	364,146
22,000	Pride International, Inc. (a)	491,480

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

ENERGY, Continued
34,946	Puda Coal, Inc. (a)	$256,154
7,000	Ultrapar Participacoes S.A. - ADR (b)(d)	331,030

		2,521,690

FINANCIALS: 10.9%
17,000	CNinsure, Inc. - ADR (b)(d)	440,980
36,000	EZCORP, Inc. - Class A (a)	667,800
6,500	Jones Lang LaSalle Inc.	426,660
9,000	KB Financial Group, Inc. - ADR (b)(d)	341,010
13,000	Piper Jaffray Companies, Inc. (a)	418,860
7,900	Signature Bank (a)	300,279

		2,595,589

INDUSTRIALS: 21.7%
28,500	Aegean Marine Petroleum Network Inc. (b)(d)	569,430
9,977	AMETEK, Inc.	400,577
23,000	Baldor Electric Co.	829,840
34,000	Belden Inc.	748,000
11,000	Bucyrus International, Inc.	521,950
28,500	TrueBlue, Inc. (a)	318,915
47,000	United Rentals, Inc. (a)(b)	438,040
18,100	Wabtec Corp.	722,009
85,000	Wonder Auto Technology, Inc. (a)(b)	622,200

		5,170,961

INFORMATION TECHNOLOGY: 13.5%
13,000	Altera Corp.	322,530
47,000	China TransInfo Technology Corp. (a)(b)	255,210
37,400	Ebix, Inc. (a)(b)	586,432
19,000	Linear Technology Corp. (b)	528,390
11,000	McAfee, Inc. (a)	337,920
87,000	TriQuint Semiconductor, Inc. (a)	531,570
28,500	VanceInfo Technologies, Inc. - ADR (a)(b)(d)	663,480

		3,225,532

MATERIALS: 10.0%
19,000	Albemarle Corp.	754,490
22,000	AMCOL International Corp.	517,000
12,200	FMC Corp.	700,646
20,000	Gulf Resources Inc. (a)(b)	171,800
34,000	Yongye International, Inc. (a)(b)	234,260

		2,378,196

Total Common Stocks
(Cost $24,413,535)		23,316,557

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

SHORT TERM INVESTMENT: 2.4%
Money Market Investment: 2.4%
579,853	First American Government Obligations Fund, 0.00% (e)	$579,853

Total Short Term Investment
(Cost $579,853)		579,853

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 28.4%
MONEY MARKET INVESTMENTS: 28.4%
6,766,002	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% (e)	6,766,002
3,676	Reserve Primary Fund, 0.00% (c)(e)	989

		6,766,991

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $6,769,678)		6,766,991

TOTAL INVESTMENTS
(Cost $31,763,066), 128.6%		30,663,401
LIABILITIES IN EXCESS OF OTHER ASSETS, (28.6)%		(6,814,276)

TOTAL NET ASSETS, 100.0%		$23,849,125

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2010.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	U.S. Dollar-denominated foreign security.
(e)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$7,424,589	$—	$—	$7,424,589
Energy	2,521,690	—	—	2,521,690
Financials	2,595,589	—	—	2,595,589
Industrials	5,170,961	—	—	5,170,961
Information Technology	3,225,532	—	—	3,225,532
Materials	2,378,196	—	—	2,378,196

Total Common Stock	23,316,557	—	—	23,316,557

Short Term Investment	579,853	—	—	579,853

Investments Purchased With Cash Proceeds From Securities Lending
Investment Companies	6,766,002	—	989	6,766,991

Total Investments Purchased With Cash Proceeds From Securities Lending	6,766,002	—	989	6,766,991

Total Investments in Securities	$30,662,412	$—	$989	$30,663,401

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$14,148
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	7,404
Net purchases (sales)	(20,563)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2010	$989

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 99.8%
CONSUMER DISCRETIONARY: 15.9%
21,000	BorgWarner, Inc. (a)	$784,140
30,000	D.R. Horton, Inc.	294,900
25,000	Drew Industries Inc. (a)(b)	505,000
19,000	Foot Locker, Inc.	239,780
27,000	Hanesbrands, Inc. (a)	649,620
900	NVR, Inc. (a)(b)	589,527
10,500	WMS Industries Inc. (a)	412,125

		3,475,092

ENERGY: 10.3%
61,000	China North East Petroleum Holdings Ltd. (a)(b)	230,580
6,500	Cimarex Energy Co.	465,270
59,500	Gulf Resources Inc. (a)(b)	511,105
8,400	Lufkin Industries, Inc.	327,516
15,000	Pride International, Inc. (a)	335,100
52,423	Puda Coal, Inc. (a)	384,261

		2,253,832

FINANCIALS: 15.9%
3,000	Credicorp Ltd. (b)(d)	272,670
12,000	Evercore Partners Inc. - Class A (b)	280,200
39,289	First Horizon National Corp. (a)(b)	449,862
58,000	Huntington Bancshares Inc.	321,320
17,000	Investment Technology Group, Inc. (a)	273,020

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

FINANCIALS, Continued
20,000	Itau Unibanco Holding SA - ADR (b)(d)	$360,200
10,000	KB Financial Group, Inc. - ADR (b)(d)	378,900
6,200	Northern Trust Corp.	289,540
12,000	Piper Jaffray Companies, Inc. (a)	386,640
6,500	Shinhan Financial Group Co., Ltd. - ADR (b)(d)	474,630

		3,486,982

HEALTH CARE: 6.1%
42,500	American Medical Systems Holdings, Inc. (a)(b)	940,100
18,000	PAREXEL International Corp. (a)	390,240

		1,330,340

INDUSTRIALS: 28.1%
54,500	Aercap Holdings NV (a)(d)	565,710
10,114	Applied Industrial Technologies, Inc.	256,086
27,000	Belden Inc.	594,000
31,000	Chicago Bridge & Iron Company N.V. (a)(b)(d)	583,110
35,000	EnerSys (a)	747,950
79,000	Federal Signal Corp.	477,160
2,518	Flowserve Corp.	213,526
5,900	Hubbell Inc. - Class B	234,171
8,500	Manpower Inc.	367,030
36,150	Quanta Services, Inc. (a)(b)	746,498
24,100	Shaw Group Inc./The (a)	824,702
14,000	Wabtec Corp.	558,460

		6,168,403

INFORMATION TECHNOLOGY: 7.8%
22,000	InfoSpace, Inc. (a)	165,440
40,000	Microsemi Corp. (a)	585,200
10,000	Plexus Corp. (a)	267,400
19,500	Taleo Corp. - Class A (a)	473,655
70,000	Technitrol, Inc. (b)	221,200

		1,712,895

MATERIALS: 10.6%
15,500	AK Steel Holding Corp.	184,760
9,000	FMC Corp.	516,870
43,000	Gerdau SA - ADR (b)(d)	566,740
9,000	Rayonier Inc.	396,180
6,800	Rock-Tenn Co. - Class A	337,756
46,000	Yongye International, Inc. (a)(b)	316,940

		2,319,246

REITS: 2.0%
20,500	CBL & Associates Properties, Inc.	255,020
5,000	Taubman Centers, Inc.	188,150

		443,170

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

SHIPPING & TRANSPORTATION: 3.1%
23,000	Con-way Inc.	$690,460

Total Common Stocks
(Cost $22,655,118)		21,880,420

SHORT TERM INVESTMENT: 0.4%
Money Market Investment: 0.4%
80,395	First American Government Obligations Fund, 0.00% (e)	80,395

Total Short Term Investment
(Cost $80,395)		80,395

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 28.9%
MONEY MARKET INVESTMENTS: 28.9%
6,342,612	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% (e)	6,342,612
2,771	Reserve Primary Fund, 0.00% (c)(e)	746

		6,343,358

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $6,345,383)		6,343,358

TOTAL INVESTMENTS
(Cost $29,080,896), 129.1%		28,304,173
LIABILITIES IN EXCESS OF OTHER ASSETS, (29.1)%		(6,385,560)

TOTAL NET ASSETS, 100.0%		$21,918,613

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2010.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	U.S. Dollar-denominated foreign security.
(e)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$3,475,092	$—	$—	$3,475,092
Energy	2,253,832	—	—	2,253,832
Financials	3,486,982	—	—	3,486,982
Health Care	1,330,340	—	—	1,330,340
Industrials	6,168,403	—	—	6,168,403
Information Technology	1,712,895	—	—	1,712,895
Materials	2,319,246	—	—	2,319,246
REITS	443,170	—	—	443,170
Shipping & Transportation	690,460	—	—	690,460

Total Common Stock	21,880,420	—	—	21,880,420

Short Term Investment	80,395	—	—	80,395

Investments Purchased With Cash Proceeds From Securities Lending
Investment Companies	6,342,612	—	746	6,343,358

Total Investments Purchased With Cash Proceeds From Securities Lending	6,342,612	—	746	6,343,358

Total Investments in Securities	$28,303,427	$—	$746	$28,304,173

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$4,081
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	5,577
Net purchases (sales)	(8,912)
Transfers in and/or out of Level 3 *	—

Balance as of June 30, 2010	$746

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 97.5%
CONSUMER DISCRETIONARY: 7.7%
12,500	Best Buy Co., Inc.	$423,250
3,491	Cherokee, Inc.	59,696
32,000	Garmin Ltd. (b)	933,760
28,000	McDonald’s Corp.	1,844,360
58,300	Regal Entertainment Group - Class A	760,232
22,200	Weight Watchers International, Inc.	570,318

		4,591,616

CONSUMER STAPLES: 23.3%
14,250	Altria Group, Inc.	285,570
98,950	B & G Foods, Inc. - Class A	1,066,681
15,000	BJ’s Wholesale Club, Inc. (a)	555,150
19,400	General Mills, Inc.	689,088
7,035	H.J. Heinz & Co.	304,053
24,000	Hershey Co./The	1,150,320
2,600	J.M. Smucker Co./The	156,572
12,000	Kimberly-Clark Corp.	727,560
20,382	Kraft Foods, Inc. - Class A	570,696
8,000	Lancaster Colony Corp.	426,880
12,526	Lorillard, Inc.	901,621
30,000	Philip Morris International Inc.	1,375,200
22,569	Procter & Gamble Co./The	1,353,689
5,346	Reynolds American, Inc.	278,634

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

CONSUMER STAPLES, Continued
40,000	Sysco Corp.	$1,142,800
20,000	Unilever Plc - ADR (b)	534,600
76,558	Vector Group Ltd.	1,287,706
22,000	Wal-Mart Stores, Inc.	1,057,540

		13,864,360

ENERGY: 13.2%
4,400	Buckeye Partners LP	259,776
9,783	Chevron Corp.	663,874
9,000	Dorchester Minerals LP	230,220
7,500	Enbridge Energy Partners LP	393,150
3,700	Energy Transfer Partners LP	171,680
21,692	Enterprise Products Partners LP	767,246
16,938	Exxon Mobil Corp.	966,652
5,700	Kinder Morgan Energy Partners LP	370,842
11,250	Nustar Energy LP	645,637
17,000	Occidental Petroleum Corp.	1,311,550
1,200	ONEOK Partners, LP	77,148
24,806	Penn West Energy Trust (b)	471,810
9,800	Plains All American Pipeline LP	575,260
23,000	Quicksilver Gas Services LP	446,660
13,928	TransCanada Corp. (b)	465,613

		7,817,118

FINANCIALS: 4.8%
13,200	Arthur J. Gallagher & Co.	321,816
17,952	Bank of America Corp.	257,970
32,000	Cincinnati Financial Corp.	827,840
5,901	Comerica, Inc.	217,334
28,571	FirstMerit Corp.	489,421
5,935	NBT Bancorp, Inc.	121,193
6,067	Travelers Companies, Inc./The	298,800
10,000	U.S. Bancorp	223,500
7,513	Whitney Holding Corp.	69,495

		2,827,369

HEALTH CARE: 5.6%
8,000	Abbott Laboratories	374,240
61,609	Bristol-Myers Squibb Co.	1,536,528
11,000	Johnson & Johnson	649,660
9,150	Merck & Co., Inc.	319,976
32,000	Pfizer Inc.	456,320

		3,336,724

INDUSTRIALS: 4.0%
3,400	3M Co.	268,566
3,600	Cooper Industries PLC - Class A (b)	158,400
25,000	Deluxe Corp.	468,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

INDUSTRIALS, Continued
32,997	General Electric Co.	$475,817
1,872	Honeywell International, Inc.	73,064
4,074	Landauer, Inc.	248,025
32,000	Olin Corp.	578,880
3,753	Weyerhaeuser Co.	132,105

		2,403,607

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 10.1%
27,800	AT&T, Inc.	672,482
15,000	Cellcom Israel Ltd. (b)	375,000
10,000	CenturyTel, Inc.	333,100
55,900	Consolidated Communications Holdings, Inc.	950,859
65,000	Deutsche Telekom AG - ADR (b)	774,053
84,200	Frontier Communications Corp.	598,662
30,000	Microsoft Corp.	690,300
17,367	Verizon Communications, Inc.	486,623
104,228	Windstream Corp.	1,100,648

		5,981,727

MATERIALS: 1.1%
36,000	Acadian Timber Corporation (b)	207,975
3,980	E.I. du Pont de Nemours & Co.	137,668
12,000	Southern Copper Corp.	318,480

		664,123

REITS: 13.7%
17,229	Apartment Investment & Management Co. - Class A	333,725
8,914	Camden Property Trust	364,137
8,200	Entertainment Properties Trust	312,174
29,046	Health Care Property Investors, Inc.	936,734
11,612	Health Care REIT, Inc.	489,097
17,000	Healthcare Realty Trust, Inc.	373,490
231,313	HRPT Properties Trust	1,436,454
15,385	Liberty Property Trust	443,857
16,500	National Retail Properties Inc.	353,760
38,879	Nationwide Health Properties, Inc.	1,390,702
16,973	Pennsylvania Real Estate Investment Trust	207,410
13,000	Senior Housing Properties Trust	261,430
10,036	Sovran Self Storage, Inc.	345,540
12,492	Tanger Factory Outlet Centers, Inc.	516,919
13,115	Washington Real Estate Investment Trust	361,843

		8,127,272

SHIPPING & TRANSPORTATION: 3.3%
47,370	Fly Leasing Ltd. - ADR (b)	487,911
29,090	General Maritime Corp. (b)	175,704
55,000	Jazz Air Income Fund (b)	211,826

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

SHIPPING & TRANSPORTATION, Continued
12,000	Knightsbridge Tankers Ltd. (b)	$211,080
31,000	Nordic American Tanker Shipping Limited (b)	870,790

		1,957,311

UTILITIES: 10.7%
8,200	Amerigas Partners LP	339,152
15,000	Atmos Energy Corp.	405,600
4,536	Cleco Corp.	119,796
9,506	Duke Energy Corp.	152,096
12,452	EQT Corp.	450,015
7,300	Ferrellgas Partners LP	167,535
24,010	Hawaiian Electric Industries, Inc.	546,948
7,977	Integrys Energy Group, Inc.	348,914
5,500	ITC Holdings Corp.	291,005
11,986	National Fuel Gas Co.	549,918
11,000	Northeast Utilities	280,280
8,396	Northwest Natural Gas Co.	365,814
3,500	NSTAR	122,500
4,000	OGE Energy Corp.	146,240
4,185	Pinnacle West Capital Corp.	152,166
12,000	Portland General Electric Co.	219,960
12,329	Progress Energy, Inc.	483,543
4,753	Spectra Energy Corp.	95,393
11,200	Suburban Propane Partners LP	524,160
11,000	UIL Holdings Corp.	275,330
19,318	United Utilities Group Plc - ADR (b)	303,758

		6,340,123

Total Common Stocks
(Cost $58,333,578)		57,911,350

PREFERRED STOCK: 0.1%
REITS: 0.1%
1,760	Public Storage	44,475

Total Preferred Stock
(Cost $44,000)		44,475

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value

SHORT TERM INVESTMENT: 2.3%
Money Market Investment: 2.3%
1,347,235	Fidelity Institutional Money Market Portfolio, 0.25% (c)	$1,347,235

Total Short Term Investment
(Cost $1,347,235)		1,347,235

TOTAL INVESTMENTS
(Cost $59,724,813), 99.9%		59,303,060
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.1%		88,088

TOTAL NET ASSETS, 100.0%		$59,391,148

(a)	Non Income Producing.
(b)	Foreign Security.
(c)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$4,591,616	$—	$—	$4,591,616
Consumer Staples	13,864,360	—	—	13,864,360
Energy	7,817,118	—	—	7,817,118
Financials	2,827,369	—	—	2,827,369
Health Care	3,336,724	—	—	3,336,724
Industrials	2,403,607	—	—	2,403,607
Information Technology & Telecommunication Services	5,981,727	—	—	5,981,727
Materials	664,123	—	—	664,123
REITs	8,127,272	—	—	8,127,272
Shipping & Transportation	1,957,311	—	—	1,957,311
Utilities	6,340,123	—	—	6,340,123

Total Common Stock	57,911,350	—	—	57,911,350

Preferred Stock	44,475	—	—	44,475

Short Term Investment	1,347,235	—	—	1,347,235

Total Investments in Securities	$59,303,060	$—	$—	$59,303,060

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date		Value

CORPORATE BONDS: 82.2%
CONSUMER DISCRETIONARY: 4.9%
$240,000	Autozone Inc.	6.950%	06/15/2016		$283,127
250,000	Best Buy Co.	6.750%	07/15/2013		279,624
124,000	Cox Communications Inc.	6.850%	01/15/2018		139,675
161,000	Cox Communications Inc.	7.250%	11/15/2015		189,239
250,000	Hasbro Inc.	6.125%	05/15/2014		266,125
56,000	Home Depot, Inc.	4.625%	08/15/2010		56,219
500,000	Home Depot, Inc.	5.400%	03/01/2016		556,507
250,000	Royal Caribbean Cruises (d)	6.875%	12/01/2013		243,125
240,000	Sotheby’s	3.125%	06/15/2013		232,800
150,000	Stanley Works	6.150%	10/01/2013		169,595
424,000	Starbucks Corp.	6.250%	08/15/2017		477,485
500,000	Toyota Motor Credit Corp.	5.750%	02/17/2017		501,869
100,000	WPP Finance (UK) Corp. (d)	5.875%	06/15/2014		108,499
224,000	Wynn Las Vegas LLC/Corp.	6.625%	12/01/2014		224,560

					3,728,449

CONSUMER STAPLES: 6.2%
250,000	Altria Group Inc.	7.750%	02/06/2014	(b)	289,177
100,000	Altria Group Inc.	8.500%	11/10/2013		116,735
209,000	B & G Foods Inc.	7.625%	01/15/2018	(b)	210,045
500,000	Bunge Limited Finance Corp.	5.100%	07/15/2015		523,591
257,000	Bunge Limited Finance Corp.	5.875%	05/15/2013		275,862
114,000	Bunge Limited Finance Corp.	7.800%	10/15/2012		130,777

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

CONSUMER STAPLES, Continued
$250,000	Campbell Soup Co.	8.875%	05/01/2021		$354,803
400,000	Heinz (H.J.) Finance Co.	6.000%	03/15/2012		430,027
360,000	Kraft Foods Inc.	5.625%	11/01/2011		378,823
250,000	PepsiAmericas Inc.	4.875%	01/15/2015		277,669
400,000	Philip Morris International Inc.	4.875%	05/16/2013		432,612
105,000	Reynolds American Inc.	6.750%	06/15/2017		113,756
252,000	Reynolds American Inc.	7.250%	06/01/2013		277,228
290,000	Reynolds American Inc.	7.625%	06/01/2016		328,897
99,000	RJ Reynolds Tobacco Holdings	7.250%	06/01/2012		106,439
160,000	Safeway Inc.	4.950%	08/16/2010		160,595
100,000	WM Wrigley Jr Co.	4.300%	07/15/2010		100,000
250,000	WM Wrigley Jr Co.	4.650%	07/15/2015		253,750

					4,760,786

ENERGY: 10.4%
284,000	Amerigas Partners LP	7.250%	05/20/2015		284,000
201,000	Boardwalk Pipelines LLC	5.500%	02/01/2017		207,836
146,000	Boardwalk Pipelines LLC	5.875%	11/15/2016		159,227
400,000	Buckeye Partners	4.625%	07/15/2013		418,522
250,000	Conoco Phillips	4.750%	02/01/2014		274,940
20,000	Enbridge Energy Partners	5.350%	12/15/2014		21,471
191,000	Enbridge Energy Partners	5.875%	12/15/2016		207,820
426,000	Energy Transfer Partners	6.125%	02/15/2017		442,962
205,000	Energy Transfer Partners	8.500%	04/15/2014		237,516
250,000	Enterprise Products Operating	5.200%	09/01/2020		256,753
53,000	Enterprise Products Operating	5.900%	04/15/2013		57,156
310,000	Enterprise Products Operating	6.300%	09/15/2017		346,773
25,000	Husky Energy Inc. (d)	6.200%	09/15/2017		28,185
250,000	Inergy LP	6.875%	12/15/2014	(b)	246,250
284,000	Kinder Morgan Energy Partners	5.625%	02/15/2015		306,582
135,000	Knight Inc.	6.500%	09/01/2012		139,387
100,000	Louisiana Land & Exploration	7.650%	12/01/2023		124,756
300,000	Marathon Oil Canada Corp. (d)	8.375%	05/01/2012		333,214
250,000	Massey Energy Co. Convertible	3.250%	08/01/2015		207,813
800,000	Massey Energy Co.	6.875%	12/15/2013		781,000
250,000	Nustar Logistics LP	7.650%	04/15/2018		288,178
300,000	Nustar Pipeline Operations	5.875%	06/01/2013		320,916
484,000	Pacific Energy Partners	6.250%	09/15/2015		502,997

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$250,000	Peabody Energy Corp.	6.875%		03/15/2013	$251,875
205,000	Plains All American Pipeline	5.875%		08/15/2016	220,258
500,000	Regency Energy Partners	8.375%		12/15/2013	515,000
240,000	Spectra Energy Capital	5.500%		03/01/2014	256,722
515,000	Valero Energy Corp.	6.125%		06/15/2017	546,929

					7,985,038

FINANCIALS: 22.1%
300,000	Aegon NV (d)	4.625%		12/01/2015	306,808
100,000	American Express Bank	6.000%		09/13/2017	109,757
300,000	American Express Centurion	5.550%		10/17/2012	322,474
250,000	American Express Credit Co.	7.300%		08/20/2013	283,051
250,000	Axis Specialty Finance (d)	5.875%		06/01/2020	239,556
9,000	Bank of America Corp.	5.000%		05/15/2015	9,015
10,000	Bank of America Corp.	5.150%		08/15/2015	10,017
46,000	Bank of America Corp.	5.250%		03/15/2015	46,152
186,000	Bank of America Corp.	5.250%		08/15/2015	186,340
29,000	Bank of America Corp.	5.250%		12/15/2015	29,077
100,000	Bank of America Corp.	5.375%		12/15/2014	100,818
242,000	Bank of America Corp.	5.420%		03/15/2017	241,105
10,000	Bank of America Corp.	5.500%		02/15/2014	10,026
11,000	Bank of America Corp.	5.500%		11/15/2014	11,026
25,000	Bank of America Corp.	5.500%		02/15/2015	25,057
71,000	Bank of America Corp.	5.500%		11/15/2015	71,143
5,000	Bank of America Corp.	5.500%		12/15/2015	5,035
81,000	Bank of America Corp.	5.550%		12/15/2015	81,166
751,000	Bank of America Corp.	5.600%		02/15/2016	752,531
55,000	Bank of America Corp.	5.625%		11/15/2015	55,118
30,000	Bank of America Corp.	5.650%		12/15/2015	30,236
50,000	Bank of America Corp.	5.700%		11/15/2014	50,408
7,000	Bank of America Corp.	5.750%		08/15/2014	7,019
86,000	Bank of America Corp.	5.750%		05/15/2016	86,576
60,000	Bank of America Corp.	5.750%		06/15/2016	60,467
150,000	Bank of America Corp.	7.800%		09/15/2016	166,870
500,000	Bank of America Corp.	10.200%		07/15/2015	599,641
119,000	Bank of America N.A.	6.000%		06/15/2016	125,534
375,000	BB&T Corp.	5.200%		12/23/2015	400,193
682,000	Bear Stearns Cos. LLC	5.550%		01/22/2017	714,468
250,000	Citigroup Inc.	4.625%		08/03/2010	250,536
95,000	Citigroup Global Markets	5.000%		11/15/2013	96,593
110,000	Countrywide Financial Corp.	6.000	% (a)	07/28/2015	110,141
200,000	Countrywide Financial Corp.	6.250%		05/15/2016	208,499
15,000	Countrywide Home Loan	5.000%		05/16/2013	15,034
125,000	Dresdner Bank - New York (d)	7.250%		09/15/2015	136,494
400,000	General Electric Capital Corp.	0.645	% (a)	08/20/2010	400,157

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date		Value

FINANCIALS, Continued
$24,000	General Electric Capital Corp.	5.000	% (a)	08/25/2015		$24,068
20,000	General Electric Capital Corp.	5.000%		03/15/2016		20,072
245,000	General Electric Capital Corp.	5.250%		01/15/2016		245,581
144,000	General Electric Capital Corp.	5.250%		02/15/2016		144,339
250,000	General Electric Capital Corp.	5.310%		02/01/2011		250,676
174,000	General Electric Capital Corp.	5.375%		02/15/2016		174,432
289,000	General Electric Capital Corp.	5.450%		01/15/2016		292,159
10,000	General Electric Capital Corp.	5.500	% (a)	09/30/2016		10,047
38,000	General Electric Capital Corp.	5.500	% (a)	10/28/2016		38,271
520,000	General Electric Capital Corp.	5.500%		10/06/2017		522,832
48,000	General Electric Capital Corp.	5.600%		12/15/2015		48,501
300,000	General Electric Capital Corp.	5.625%		09/15/2017		320,651
22,000	General Electric Capital Corp.	6.000%		05/15/2015		22,231
275,000	General Electric Capital Corp.	6.000	% (a)	11/28/2017		277,817
250,000	Goldman Sachs Group, Inc.	5.350%		01/15/2016		258,647
1,000,000	Goldman Sachs Group, Inc.	5.625%		01/15/2017		1,011,110
200,000	Goldman Sachs Group, Inc.	5.950%		01/18/2018		207,743
300,000	Goldman Sachs Group, Inc.	6.250%		09/01/2017		317,528
350,000	Goldman Sachs Group, Inc.	6.600%		01/15/2012		370,175
9,000	Hartford Life Global Funding	5.000%		02/15/2015		8,939
23,000	Hartford Life Insurance Co.	5.500%		01/15/2016		23,018
15,000	Hartford Life Insurance Co.	5.600%		01/15/2017		15,013
40,000	HSBC Finance Corp.	4.750%		05/15/2013		40,019
33,000	HSBC Finance Corp.	4.850%		07/15/2013		33,040
41,000	HSBC Finance Corp.	4.850%		01/15/2014		41,022
39,000	HSBC Finance Corp.	5.000%		05/15/2013		39,021
80,000	HSBC Finance Corp.	5.000%		06/15/2013		80,106
51,000	HSBC Finance Corp.	5.000%		05/15/2014		51,031
20,000	HSBC Finance Corp.	5.000%		11/15/2014		20,040
40,000	HSBC Finance Corp.	5.250%		08/15/2016		39,904
15,000	HSBC Finance Corp.	5.250%		11/15/2016		14,919
15,000	HSBC Finance Corp.	5.300%		11/15/2016		14,949
46,000	HSBC Finance Corp.	5.500%		08/15/2014		46,105
228,000	HSBC Finance Corp.	5.500%		01/19/2016	(b)	244,079
118,000	HSBC Finance Corp.	5.500%		08/15/2016		118,091
141,000	HSBC Finance Corp.	5.600%		08/15/2016		141,286
25,000	HSBC Finance Corp.	5.800%		08/15/2016		25,021
51,000	HSBC Finance Corp.	6.000%		12/15/2017		51,361
15,000	Janus Capital Group Inc.	6.500%		06/15/2012		15,481
350,000	Jefferies Group Inc.	5.875%		06/08/2014		370,117
250,000	Jefferies Group Inc.	7.750%		03/15/2012		269,853
250,000	JP Morgan Chase & Co.	5.750%		01/02/2013		268,881
193,000	JP Morgan Chase & Co.	6.125%		06/27/2017		211,148
20,000	Key Bank N.A.	5.700%		08/15/2012		21,159
364,000	Lazard Group LLC	7.125%		05/15/2015		383,364

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date		Value

FINANCIALS, Continued
$400,000	Lehman Brothers Holdings, Inc. (e)	7.000%		09/28/2037		$79,000
597,000	Merrill Lynch & Co.	6.050%		05/16/2016		616,905
250,000	Morgan Stanley	4.750%		04/01/2014	(b)	250,429
110,000	Morgan Stanley	5.375%		10/15/2015		111,416
300,000	NASDAQ	2.500%		08/15/2013		284,625
250,000	National City Corp.	4.000%		02/01/2011		251,875
500,000	NYSE Euronext	4.800%		06/28/2013		540,757
35,000	Principal Life Income Funding	5.100%		04/15/2014		37,356
40,000	Progressive Corp.	7.000%		10/01/2013		44,297
350,000	Protective Life	4.850%		08/16/2010		351,490
10,000	Prudential Financial Inc.	5.750%		06/15/2013		9,982
250,000	Salomon Smith Barney Holdings, Inc.	7.300%		08/01/2013		271,380
500,000	Union Bank NA	5.950%		05/11/2016		536,206
65,000	Wachovia Bank NA	7.800%		08/18/2010		65,516
49,000	Wells Fargo Bank NA	5.750%		05/16/2016		53,426

						17,002,645

HEALTH CARE - 1.6%
250,000	Boston Scientific Corp.	4.500%		01/15/2015		245,584
1,000,000	Genentech Inc.	4.400%		07/15/2010		1,000,967

						1,246,551

INDUSTRIALS - 3.8%
250,000	Caterpillar Financial Services Corp.	1.287	% (a)	06/24/2011		251,841
12,000	Caterpillar Financial Services Corp.	6.000%		02/15/2016		12,210
250,000	Caterpillar Inc.	7.000%		12/15/2013		294,296
315,000	Embraer Overseas Ltd. (d)	6.375%		01/24/2017		322,087
100,000	General Dynamics Corp.	4.500%		08/15/2010		120,498
250,000	Ingersoll - Rand Global Holding Co. (d)	9.500%		04/15/2014	(b)	309,746
375,000	Joy Global Inc.	6.000%		11/15/2016		404,196
250,000	Lennox International Inc.	4.900%		05/15/2017		258,774
250,000	Owens Corning Inc.	6.500%		12/01/2016		265,997
125,000	United Technologies Corp.	9.340%		02/01/2011		128,545
250,000	Waste Management Inc.	7.375%		08/01/2010		276,206
250,000	Worthington Industries	6.500%		04/15/2020		272,631

						2,917,027

INFORMATION TECHNOLOGY - 2.5%
105,000	Applied Materials Inc.	7.125%		10/15/2017		122,548
109,000	Avnet Inc.	6.625%		09/15/2016		121,364
129,000	Corning Inc.	6.200%		03/15/2016		145,542
315,000	Hewlett-Packard Co.	4.500%		03/01/2013		340,012

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

INFORMATION TECHNOLOGY, Continued
$250,000	Hewlett-Packard Co.	4.750%	06/02/2014		$276,996
265,000	Intuit Inc.	5.750%	03/15/2017		291,121
258,000	Linear Technology Corp.	3.000%	05/01/2027	(b)	252,517
330,000	National Semiconductor Corp.	6.600%	06/15/2017		369,706

					1,919,806

MATERIALS - 8.2%
500,000	Alcoa Inc.	5.550%	02/01/2017		491,682
235,000	Alcoa Inc.	6.000%	07/15/2013	(b)	247,498
129,000	Alcoa Inc.	7.375%	08/01/2010		129,535
250,000	Arcelormittal (d)	5.375%	06/01/2013		262,925
268,000	Arcelormittal (d)	9.000%	02/15/2015		315,290
300,000	Cabot Corp.	5.000%	10/01/2016		318,403
33,000	Dow Chemical Co./The	5.100%	06/15/2017		33,243
186,000	Dow Chemical Co./The	5.100%	07/15/2017		187,748
250,000	Dow Chemical Co./The	5.250%	12/15/2016		252,714
10,000	Dow Chemical Co./The	5.850%	08/15/2015		10,023
17,000	Dow Chemical Co./The	7.500%	11/15/2015		17,165
250,000	E.I. du Pont De Nemours and Co.	4.875%	04/30/2014		276,056
300,000	Freeport - McMoran Copper & Gold	8.250%	04/01/2015		325,500
100,000	Freeport - McMoran Copper & Gold	8.375%	04/01/2017		110,000
375,000	International Paper Co.	5.250%	04/01/2016		396,297
250,000	Potash Corporation of Saskatchewan (d)	5.250%	05/15/2014		275,759
258,000	Rio Tinto Finance USA Ltd. (d)	8.950%	05/01/2014	(b)	312,937
500,000	Rohm & Haas Co.	6.000%	09/15/2017		545,305
35,000	RPM International Inc.	6.250%	12/15/2013		38,621
225,000	Southern Copper Corp.	6.375%	07/27/2015		251,286
300,000	Vulcan Materials	6.400%	11/30/2017		330,110
565,000	Xstrata Canada Corp. (d)	5.500%	06/15/2017		600,702
520,000	Xstrata Canada Corp. (d)	6.000%	10/15/2015		562,687

					6,291,486

REITS - 5.6%
250,000	HCP, Inc.	5.650%	12/15/2013		263,776
293,000	HCP, Inc.	5.950%	09/15/2011		303,737
423,000	HCP, Inc.	6.300%	09/15/2016		437,776
695,000	Healthcare Realty Trust	5.125%	04/01/2014		722,332
158,000	Health Care REIT Inc.	5.875%	05/15/2015		170,323
113,000	HRPT Properties Trust	6.500%	01/15/2013		119,039
540,000	Liberty Property LP	8.500%	08/01/2010		541,743
250,000	Nationwide Health Properties	6.250%	02/01/2013		268,518

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

REITS, Continued
$408,000	Simon Property Group LP	5.750%	12/01/2015	$448,538
600,000	Simon Property Group LP	6.100%	05/01/2016	665,963
80,000	Tanger Properties LP	6.150%	11/15/2015	87,103
255,000	Washington REIT	5.950%	06/15/2011	262,951

				4,291,799

SHIPPING & TRANSPORTATION - 2.8%
270,000	American Airlines	7.858%	10/01/2011	274,725
150,000	Burlington North Santa Fe	7.000%	02/01/2014	174,816
250,000	Continental Airlines Inc.	8.750%	12/01/2011	251,562
115,000	CSX Corp.	7.900%	05/01/2017	140,982
832,727	FedEx Corp.	7.020%	01/15/2016	907,673
400,000	Union Pacific Corp.	4.875%	01/15/2015	435,156

				2,184,914

TELECOMMUNICATION SERVICES - 4.9%
250,000	AT&T Mobility LLC	6.500%	12/15/2011	268,800
308,000	British Telecommunications Plc (d)	5.150%	01/15/2013	323,005
450,000	British Telecommunications Plc (d)	5.950%	01/15/2018	469,282
300,000	Cingular Wireless Service	7.875%	03/01/2011	313,699
222,000	Telecom Italia Capital (d)	4.950%	09/30/2014	222,445
286,000	Telecom Italia Capital (d)	5.250%	11/15/2013	295,408
190,000	Telefonos De Mexico SAB (d)	5.500%	01/27/2015	206,755
1,375,000	Verizon Communications	7.250%	12/01/2010	1,412,208
250,000	Verizon New England Inc.	4.750%	10/01/2013	266,025

				3,777,627

UTILITIES - 9.2%
250,000	Arizona Public Service Co.	6.500%	03/01/2012	268,102
250,000	Commonwealth Edison	4.700%	04/15/2015	271,141
263,000	Enersis SA (d)	7.375%	01/15/2014	295,728
45,000	Enersis SA/Cayman Island (d)	7.400%	12/01/2016	51,368
130,000	Entergy Gulf States	5.250%	08/01/2015	130,171
25,000	Entergy Louisiana LLC	5.560%	09/01/2015	25,118
250,000	Entergy New Orleans Inc.	5.250%	08/01/2013	267,541
335,000	Florida Power & Light	4.850%	02/01/2013	361,522
265,000	Jersey Central Power & Light	5.625%	05/01/2016	286,501
250,000	KCP&L Greater Missouri	7.950%	02/01/2011	258,655
500,000	National Fuel Gas Co.	6.700%	11/21/2011	532,715
270,000	National Grid Plc (d)	6.300%	08/01/2016	304,791
300,000	National Rural Utilities	6.550%	11/01/2018	342,195
250,000	National Rural Utilities Cooperative	5.450%	04/10/2017	277,158
100,000	Nisource Capital Markets	7.860%	03/27/2017	114,342
266,000	Nisource Finance Corp.	5.400%	07/15/2014	284,205

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date		Value

UTILITIES, Continued
$100,000	Nisource Finance Corp.	7.875%		11/15/2010		$102,197
55,000	Northern Indiana Public Service	7.590%		06/12/2017		61,060
300,000	Northern State Power (A Minnesota Corporation)	8.000%		08/28/2012		341,983
226,000	Ohio Edison	5.450%		05/01/2015	(b)	248,056
167,000	Ohio Edison	6.400%		07/15/2016		186,423
214,000	Oneok Inc.	6.150%		10/01/2016		240,475
250,000	Oneok Inc.	7.125%		04/15/2011		261,044
500,000	Pacificorp	5.450%		09/15/2013		552,769
250,000	Pepco Holdings Inc.	6.450%		08/15/2012		278,513
400,000	PSEG Power LLC	7.750%		04/15/2011		419,786
250,000	Southwestern Public Service	8.750%		12/01/2018		319,543
10,000	Xcel Energy Inc.	5.613%		04/01/2017		10,973

						7,094,075

Total Corporate Bonds
(Cost $61,002,596)						63,200,203

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.3%
Federal Farm Credit Bank: 0.6%
455,000		5.850%		12/15/2020		466,219

Federal Home Loan Bank: 1.4%
800,000		4.200%		01/28/2020		846,882
225,000		5.500%		08/20/2018		250,709

						1,097,591

Federal Home Loan Mortgage Corporation: 4.1%
500,000		3.250%		04/15/2024		499,345
300,000		4.000%		02/23/2024		301,289
565,000		4.000	% (a)	04/17/2024		565,994
500,000		6.000%		08/22/2022		527,241
500,000		6.000%		09/07/2022		504,474
675,000		6.050%		08/22/2022		718,160

						3,116,503

Federal Home Loan Mortgage Corporation Gold Certificate: 0.2%
138,530	Pool #G0-2940	5.500%		05/01/2037		137,433

Federal Home Loan Mortgage Corporation Mortgage Backed Securities: 2.4%
250,000	Series 2668, Class OE	5.000%		10/15/2028		261,280
750,000	Series 3165, Class NC	5.500%		01/15/2032		776,148
65,800	Series R006, Class AK	5.750%		12/15/2018		69,426
710,000	Series 3165, Class GC	6.000%		05/15/2032		736,570

						1,843,424

Federal National Mortgage Association: 4.2%
275,000		4.000%		11/24/2017		278,717
100,000		4.000	% (a)	07/30/2024		100,280

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

Federal National Mortgage Association, Continued
$100,000		4.250	% (a)	07/22/2024	$100,208
100,000		4.500	% (a)	08/19/2024	100,543
390,000		4.750	% (a)	02/18/2028	390,398
45,000		5.000	% (a)	01/14/2028	45,030
887,000		5.000	% (a)	02/04/2028	888,048
100,000		5.000	% (a)	02/25/2028	100,066
20,000		5.000	% (a)	03/06/2028	20,013
250,000		6.000%		04/28/2021	260,293
400,000		6.000%		09/20/2021	404,339
275,000		6.060%		07/20/2027	275,725
250,000		6.077%		08/20/2027	251,708

					3,215,368

Federal National Mortgage Association Mortgage Backed Securities: 0.4%
300,000	Series 2006-63, Class QD	5.500%		02/25/2030	312,046
27,630	Series 2004-29, Class WS	10.433	% (a)	02/25/2019	27,742

					339,788

Total U.S. Government Agency Obligations
(Cost $10,016,398)					10,216,326

Shares		Rate
PREFERRED STOCKS - 2.8%
Closed End - 1.5%
10	Advent Claymore Convertable Security	1.579	% (a)		250,000
3	Blackrock Preferred Income Strategy Fund	1.579	% (a)		75,000
3	Eaton Vance Floating Rate Income Trust Preferred Auction Series B	1.579	% (a)		75,000
9	Eaton Vance Limited Duration Income Fund Series B	0.317	% (a)		225,000
7	Eaton Vance Limited Duration Income Fund Series C	0.272	% (a)		175,000
7	Eaton Vance Limited Duration Income Fund Series D	0.362	% (a)		175,000
7	Eaton Vance Limited Duration Income Fund Series E	0.272	% (a)		175,000

					1,150,000

Financials - 1.3%
30,000	HSBC Holdings PLC	8.000	% (d)		754,500
10,000	JPM Chase Capital XXVIII	7.200	% (a)(b)		257,200

					1,011,700

Total Preferred Stocks
(Cost $2,150,000)					2,161,700

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value
SHORT TERM INVESTMENT: 1.0%
Money Market Investment: 1.0%
827,145	Fidelity Institutional Money Market Portfolio, 0.25% (f)	$827,145

Total Short Term Investment
(Cost $827,145)		827,145

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 2.5%
MONEY MARKET INVESTMENTS: 2.5%
1,906,987	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% (f)	1,906,987
1,346	Reserve Primary Fund, 0.00% (c)(f)	361

		1,907,348

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $1,908,333)		1,907,348

TOTAL INVESTMENTS
(Cost $75,904,472), 101.8%		78,312,722
LIABILITIES IN EXCESS OF OTHER ASSETS, (1.8)%		(1,412,951)

TOTAL NET ASSETS, 100.0%		$76,899,771

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at June 30, 2010.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	U.S. Dollar-denominated foreign security.
(e)	Defaulted Security.
(f)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Closed End Funds	$—	$1,150,000	$—	$1,150,000
Financials	—	1,011,700	—	1,011,700

Total Preferred Stocks	—	2,161,700	—	2,161,700

Fixed Income
Corporate Bonds	—	63,200,203	—	63,200,203
U.S. Government Agency Obligations	—	10,216,326	—	10,216,326

Total Fixed Income	—	73,416,529	—	73,416,529

Short Term Investment	827,145	—	—	827,145

Investments Purchased With Cash Proceeds From Securities Lending
Investment Companies	1,906,987	—	361	1,907,348

Total Investments Purchased With Cash Proceeds From Securities Lending	1,906,987	—	361	1,907,348

Total Investments in Securities	$2,734,132	$75,578,229	$361	$78,312,722

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$1,495
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,709
Net purchases (sales)	(3,843)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2010	$361

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 57.7%
AEROSPACE/DEFENSE: 0.8%
$250,000	Alliant Techsystems Inc.	6.750%	04/01/2016	$245,000
375,000	Altegrity Inc. (Acquired 7/13/2009 and 7/22/2009, Cost $169,696 and $151,583, respectively) (c)(e)(g)	10.500%	11/01/2015	356,250
30,000	Dyncorp International Inc. (Acquired 6/29/2010, Cost $30,000) (c)(e)(g)	10.375%	07/01/2017	30,075
35,000	Kratos Defense & Security Solutions (Acquired 5/12/2010, Cost $35,000) (c)(e)(g)	10.000%	06/01/2017	35,525
400,000	L-3 Communications Corp.	5.875%	01/15/2015	395,000
100,000	Mantech International Corp. (Acquired 4/8/2010, Cost $100,000) (c)(e)(g)	7.250%	04/15/2018	101,000
250,000	Transdigm Inc.	7.750%	07/15/2014	250,625
200,000	Transdigm Inc. (Acquired 9/30/2009, Cost $194,960) (c)(e)(g)	7.750%	07/15/2014	200,000

				1,613,475

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE: 3.1%
$300,000	Affinia Group Inc. (Acquired 8/6/2009 - 12/7/2009, Aggregate Cost $320,051) (c)(e)(g)	10.750%	08/15/2016	$327,000
50,000	American Axle and Manufacturing Holdings, Inc. (Acquired 12/10/2009, Cost $49,358) (c)(e)(g)	9.250%	01/15/2017	51,500
325,000	ArvinMeritor Inc.	10.625%	03/15/2018	344,500
350,000	Cooper-Standard Automotive, Inc. (Acquired 4/29/2010 - 5/20/2010, Aggregate Cost $346,902) (c)(e)(g)	8.500%	05/01/2018	352,625
300,000	Ford Motor Credit Co. LLC	7.250%	10/25/2011	308,181
450,000	Ford Motor Credit Co. LLC	7.500%	08/01/2012	460,158
800,000	Ford Motor Credit Co. LLC	8.000%	06/01/2014	825,647
475,000	Ford Motor Credit Co. LLC	8.000%	12/15/2016	485,731
75,000	Ford Motor Credit Co. LLC	8.125%	01/15/2020	76,552
500,000	Ford Motor Credit Co. LLC	8.700%	10/01/2014	521,094
325,000	Ford Motor Credit Co. LLC	9.875%	08/10/2011	341,979
350,000	Lear Corp.	7.875%	03/15/2018	350,875
50,000	Lear Corp.	8.125%	03/15/2020	50,125
325,000	Navistar International Corp.	8.250%	11/01/2021	329,875
600,000	Tenneco Inc.	8.625%	11/15/2014	605,250
325,000	TRW Automotive, Inc. (Acquired 11/18/2009 - 12/2/2009, Aggregate Cost $327,638) (c)(e)(g)	8.875%	12/01/2017	334,750
650,000	United Components Inc.	9.375%	06/15/2013	653,250

				6,419,092

BUILDING MATERIALS: 0.9%
100,000	Building Materials Corp. (Acquired 3/9/2010, Cost $99,135) (c)(e)(g)	7.500%	03/15/2020	98,250
675,000	Goodman Global Group Inc. (Acquired 12/11/2009 and 6/10/2010, Cost $218,690 and $181,634, respectively) (c)(d)(e)(g)	0.000%	12/15/2014	411,750
200,000	Goodman Global Inc.	13.500%	02/15/2016	220,000
148,000	Norcraft Holdings	9.750%	09/01/2012	140,045
350,000	Norcraft Holdings (Acquired 12/2/2009 - 4/14/2010, Aggregate Cost $354,718) (c)(e)(g)	10.500%	12/15/2015	360,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

BUILDING MATERIALS, Continued
$300,000	Nortek Inc.	11.000%	12/01/2013	$312,750
275,000	Ply Gem Industries	11.750%	06/15/2013	287,375

				1,830,670

CABLE/WIRELESS VIDEO: 1.3%
40,000	Cequel Communications, LLC (Acquired 4/29/2010, Cost $40,790) (c)(e)(g)	8.625%	11/15/2017	39,850
160,000	Insight Communications I, LLC (c)(g)	9.375%	07/15/2018	160,000
450,000	Mediacom Broadband LLC	8.500%	10/15/2015	429,750
250,000	UPC Holding BV (Acquired 7/6/2009, Cost $241,821) (b)(c)(e)(g)	9.875%	04/15/2018	251,250
1,650,000	Virgin Media Finance Plc (b)	9.500%	08/15/2016	1,742,812

				2,623,662

CHEMICALS: 1.8%
375,000	Ashland Inc.	9.125%	06/01/2017	410,625
50,000	CF Industries Inc.	6.875%	05/01/2018	50,875
50,000	CF Industries Inc.	7.125%	05/01/2020	51,250
250,000	Compass Minerals International, Inc.	8.000%	06/01/2019	255,469
825,000	Hexion U.S. Finance Corp.	8.875%	02/01/2018	744,563
200,000	Hexion U.S. Finance Corp.	9.750%	11/15/2014	189,000
475,000	Huntsman International LLC (Acquired 9/9/2009 - 10/14/2009, Aggregate Cost $410,750) (c)(e)(g)	5.500%	06/30/2016	415,625
100,000	Huntsman International LLC (Acquired 3/12/2010, Cost $100,000) (c)(e)(g)	8.625%	03/15/2020	92,500
150,000	Koppers Inc.	7.875%	12/01/2019	151,500
675,000	Nalco Co.	8.875%	11/15/2013	691,875
100,000	Solutia, Inc.	7.875%	03/15/2020	99,750
450,000	Solutia, Inc.	8.750%	11/01/2017	468,000

				3,621,032

CONSTRUCTION MACHINERY: 0.3%
125,000	Case New Holland Inc. (Acquired 6/22/2010, Cost $124,150) (c)(e)(g)	7.875%	12/01/2017	125,937
425,000	RSC Equipment Rental Inc. (Acquired 7/13/2009 - 9/15/2009, Aggregate Cost $444,362) (c)(e)(g)	10.000%	07/15/2017	455,813

				581,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CONSUMER PRODUCTS: 2.9%
$450,000	AAC Group Holding Corp. (Acquired 7/29/2009 - 10/23/2009, Aggregate Cost $409,181) (c)(e)(g)	10.250%	10/01/2012	$445,500
125,000	American Achievement Corp. (Acquired 7/16/2009, Cost $119,487) (c)(e)(g)	8.250%	04/01/2012	124,062
400,000	Central Garden and Pet Co.	8.250%	03/01/2018	396,500
475,000	Easton-Bell Sports Inc. (Acquired 11/20/2009 - 5/14/2010, Aggregate Cost $488,049) (c)(e)(g)	9.750%	12/01/2016	491,625
250,000	Jarden Corp.	7.500%	05/01/2017	245,000
200,000	Jarden Corp.	8.000%	05/01/2016	205,500
100,000	Libbey Glass Inc. (Acquired 1/28/2010, Cost $98,207) (c)(e)(g)	10.000%	02/15/2015	103,500
400,000	School Specialty	3.750%	11/30/2026	380,500
450,000	Sealy Mattress Co.	8.250%	06/15/2014	451,125
180,000	Sealy Mattress Co. (Acquired 7/13/2009 and 9/3/2009, Cost $110,396 and $80,275, respectively) (c)(e)(g)	10.875%	04/15/2016	198,900
575,000	Simmons Bedding Co. (Acquired 2/2/2010 and 6/3/2010, Aggregate Cost $620,211) (c)(e)(g)	11.250%	07/15/2015	617,406
150,000	Spectrum Brands Inc. (Acquired 6/4/2010, Cost $147,951) (c)(e)(g)	9.500%	06/15/2018	154,688
525,500	Spectrum Brands Inc.	12.000%	08/28/2019	572,795
475,000	Visant Corp.	7.625%	10/01/2012	475,000
725,000	Visant Holding Corp.	8.750%	12/01/2013	732,250
350,000	Visant Holding Corp.	10.250%	12/01/2013	357,438

				5,951,789

ENERGY: 2.2%
400,000	ATP Oil & Gas Corp. (Acquired 4/19/2010 and 6/14/2010, Aggregate Cost $383,506) (c)(e)(g)	11.875%	05/01/2015	290,000
275,000	Basic Energy Services	7.125%	04/15/2016	228,250
575,000	Chesapeake Energy Corp.	9.500%	02/15/2015	635,375
300,000	Cie Generale de Geophysique (b)	7.500%	05/15/2015	285,750
75,000	Cie Generale de Geophysique (b)	9.500%	05/15/2016	76,125

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$125,000	Denbury Resources Inc.	8.250%		02/15/2020	$130,625
75,000	Denbury Resources Inc.	9.750%		03/01/2016	81,000
300,000	Forest Oil Corp.	8.500%		02/15/2014	312,750
400,000	Linn Energy LLC/ Finance Corp. (Acquired 3/30/2010, Cost $390,208) (c)(e)(g)	8.625%		04/15/2020	409,500
100,000	Linn Energy LLC/ Finance Corp.	11.750%		05/15/2017	113,500
730,000	McJunkin Red Man Corp. (Acquired 12/16/2009 - 2/8/2010, Aggregate Cost $714,309) (c)(e)(g)	9.500%		12/15/2016	708,100
45,000	OPTI Canada Inc. (Acquired 11/16/2009, Cost $43,899) (b)(c)(e)(g)	9.000%		12/15/2012	45,450
350,000	Plains Exploration & Production Co.	7.750%		06/15/2015	346,500
860,000	Western Refining Inc. (Acquired 7/6/2009 and 8/14/2009, Cost $425,024 and $375,086, respectively) (c)(e)(g)	10.750	% (a)	06/15/2014	774,000

					4,436,925

ENTERTAINMENT: 0.6%
325,000	Cinemark USA Inc.	8.625%		06/15/2019	326,625
50,000	Live Nation, Inc. (Acquired 4/22/2010, Cost $50,000) (c)(e)(g)	8.125%		05/15/2018	48,500
325,000	Regal Cinemas Corp.	8.625%		07/15/2019	326,625
375,000	Universal City Development Partners Ltd. (Acquired 10/27/2009 - 1/19/2010, Aggregate Cost $371,616) (c)(e)(g)	8.875%		11/15/2015	376,875
200,000	Universal City Development Partners Ltd. (Acquired 10/27/2009 - 3/18/2010, Aggregate Cost $205,833) (c)(e)(g)	10.875%		11/15/2016	204,000

					1,282,625

FINANCIAL INSTITUTIONS: 3.6%
500,000	American General Finance	4.875%		07/15/2012	452,500
355,000	CIT Group, Inc.	7.000%		05/01/2014	334,587
1,400,000	CIT Group, Inc.	7.000%		05/01/2017	1,260,000
450,000	CIT Group Funding Co. of Delaware	10.250%		05/01/2017	461,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FINANCIAL INSTITUTIONS, Continued
$525,000	GMAC Inc.	6.875%	09/15/2011	$532,219
550,000	GMAC Inc.	7.000%	02/01/2012	553,437
450,000	GMAC Inc. (Acquired 3/10/2010, Cost $442,440) (c)(e)(g)	8.000%	03/15/2020	439,875
650,000	GMAC Inc. (Acquired 2/9/2010 - 6/17/2010, Aggregate Cost $654,054) (c)(e)(g)	8.300%	02/12/2015	658,125
300,000	Icahn Enterprises (Acquired 1/12/2010, Cost $297,825) (c)(e)(g)	8.000%	01/15/2018	291,000
330,000	International Lease Finance Corp. (Acquired 3/17/2010 and 3/30/2010, Cost $206,787 and $121,160, respectively) (c)(e)(g)	8.625%	09/15/2015	312,675
1,115,000	International Lease Finance Corp. (Acquired 3/17/2010 - 6/14/2010, Aggregate Cost $1,092,800) (c)(e)(g)	8.750%	03/15/2017	1,056,463
275,000	Lender Processing Services	8.125%	07/01/2016	289,438
750,000	Nuveen Investments Inc.	10.500%	11/15/2015	652,500
75,000	Provident Funding Association (Acquired 3/29/2010, Cost $75,750) (c)(e)(g)	10.250%	04/15/2017	75,750

				7,369,819

FOOD & BEVERAGE: 2.0%
725,000	Aramark Corp.	8.500%	02/01/2015	732,250
225,000	B & G Foods Inc.	7.625%	01/15/2018	226,125
550,000	Dean Foods Co.	7.000%	06/01/2016	514,250
125,000	Del Monte Corp. (Acquired 9/17/2009, Cost $122,840) (c)(e)(g)	7.500%	10/15/2019	127,812
200,000	Michael Foods Inc. (Acquired 6/22/2010, Cost $200,000) (c)(e)(g)	9.750%	07/15/2018	205,500
35,000	Mylan, Inc. (Acquired 5/12/2010, Cost $34,990) (c)(e)(g)	7.625%	07/15/2017	35,700
35,000	Mylan, Inc. (Acquired 5/12/2010, Cost $34,990) (c)(e)(g)	7.875%	07/15/2020	35,700
125,000	Pinnacle Foods Finance LLC (Acquired 12/9/2009, Cost 125,000) (c)(e)(g)	9.250%	04/01/2015	127,500
300,000	Pinnacle Foods Finance LLC	9.250%	04/01/2015	306,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FOOD & BEVERAGE, Continued
$200,000	Pinnacle Foods Finance LLC	10.625%	04/01/2017	$208,500
200,000	Reddy Ice Corp. (Acquired 2/26/2010, Cost $200,000) (c)(e)(g)	11.250%	03/15/2015	206,000
402,000	Reddy Ice Corp. (Acquired 7/7/2009 - 10/22/2009, Aggregate Cost $307,109) (c)(e)(g)	13.250%	11/01/2015	387,930
400,000	Smithfield Foods Inc.	7.750%	07/01/2017	382,000
325,000	Smithfield Foods Inc. (Acquired 7/13/2009 - 1/5/2010, Aggregate Cost $336,052) (c)(e)(g)	10.000%	07/15/2014	359,938
300,000	Treehouse Foods Inc.	7.750%	03/01/2018	311,250

				4,166,455

GAMING: 3.0%
250,000	American Casino & Entertainment	11.000%	06/15/2014	237,500
475,000	Ameristar Casinos Inc.	9.250%	06/01/2014	497,562
377,000	Global Cash Access LLC	8.750%	03/15/2012	377,471
425,000	Great Canadian Gaming Corp. (Acquired 7/8/2009 and 10/29/2009, Cost $228,286 and $170,125, respectively) (b)(c)(e)(g)	7.250%	02/15/2015	418,625
550,000	Harrahs Entertainment, Inc.	11.250%	06/01/2017	578,875
350,000	Indianapolis Downs LLC (Acquired 7/16/2009 and 7/23/2009, Cost $200,557 and $83,173, respectively) (c)(e)(g)	11.000%	11/01/2012	276,062
325,000	Jacobs Entertainment, Inc.	9.750%	06/15/2014	302,250
1,000,000	MGM Mirage Inc.	7.500%	06/01/2016	787,500
250,000	MGM Mirage Inc.	11.125%	11/15/2017	275,625
200,000	MGM Mirage Inc. (Acquired 9/17/2009, Cost $195,057) (c)(e)(g)	11.375%	03/01/2018	188,000
100,000	Peninsula Gaming LLC	8.375%	08/15/2015	99,625
375,000	Peninsula Gaming LLC	10.750%	08/15/2017	373,125
275,000	Penn National Gaming Inc.	8.750%	08/15/2019	282,563
50,000	Pinnacle Entertainment (Acquired 4/29/2010, Cost $50,000) (c)(e)(g)	8.750%	05/15/2020	46,313
200,000	San Pasqual Casino (Acquired 9/21/2009, Cost $193,344) (c)(e)(g)	8.000%	09/15/2013	190,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING, Continued
$275,000	Seminole Tribe of Florida (Acquired 11/19/2009, Cost $252,469) (c)(e)(g)	7.804%	10/01/2020	$251,864
75,000	Shingle Springs Tribal Gaming (Acquired 7/14/2009, Cost $62,896) (c)(e)(g)	9.375%	06/15/2015	59,438
250,000	Tunica-Biloxi Gaming Authority (Acquired 10/20/2009 and 11/6/2009, Cost $91,767 and $138,947, respectively) (c)(e)(g)	9.000%	11/15/2015	223,750
150,000	Wynn Las Vegas LLC	6.625%	12/01/2014	150,375
300,000	Wynn Las Vegas LLC (Acquired 10/9/2009, Cost $293,916) (c)(e)(g)	7.875%	11/01/2017	303,750
250,000	Yonkers Racing Corp. (Acquired 7/13/2009 - 1/7/2010, Aggregate Cost $257,758) (c)(e)(g)	11.375%	07/15/2016	267,813

				6,188,086

HEALTH CARE: 4.8%
250,000	Accellent, Inc.	10.500%	12/01/2013	246,250
100,000	Axcan Intermediate Holdings	9.250%	03/01/2015	102,000
400,000	Bausch & Lomb Inc.	9.875%	11/01/2015	411,000
975,000	Biomet Inc.	11.625%	10/15/2017	1,055,438
350,000	Bio-Rad Laboratories, Inc.	8.000%	09/15/2016	364,875
75,000	Bioscrip Inc. (Acquired 3/17/2010, Cost $75,000) (c)(e)(g)	10.250%	10/01/2015	74,250
375,000	CRC Health Corp.	10.750%	02/01/2016	345,000
350,000	HCA Inc.	7.875%	02/15/2020	360,063
2,075,000	HCA Inc.	9.625%	11/15/2016	2,220,402
300,000	Inverness Medical Innovations, Inc.	7.875%	02/01/2016	293,250
250,000	Inverness Medical Innovations, Inc.	9.000%	05/15/2016	250,625
325,000	National Mentor Holdings, Inc.	11.250%	07/01/2014	324,188
525,000	Omnicare Inc.	6.875%	12/15/2015	525,000
50,000	Omnicare Inc.	7.750%	06/01/2020	51,000
30,000	Pharmanet Development Group (Acquired 3/31/2010, Cost $30,000) (c)(e)(g)	10.875%	04/15/2017	29,250
500,000	United Surgical Partners	9.250%	05/01/2017	500,000
550,000	Universal Hospital Services, Inc.	8.500%	06/01/2015	541,750
475,000	Vanguard Heath Holdings LLC/Inc.	8.000%	02/01/2018	456,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

HEALTH CARE, Continued
$450,000	Ventas Realty LP	6.500%		06/01/2016	$458,220
475,000	Viant Holdings Inc. (Acquired 8/25/2009 - 3/19/2010, Aggregate Cost $468,351) (c)(e)(g)	10.125%		07/15/2017	483,906
704,531	VWR Funding Inc.	10.250%		07/15/2015	711,576

					9,804,043

INDUSTRIALS: 3.2%
375,000	ALH Finance LLC/ ALH Finance Corp.	8.500%		01/15/2013	375,000
275,000	American Tire Distributors Inc. (Acquired 5/19/2010, Cost $271,590) (c)(e)(g)	9.750%		06/01/2017	275,687
100,000	Amsted Industries (Acquired 3/12/2010, Cost $99,280) (c)(e)(g)	8.125%		03/15/2018	99,750
200,000	Aquilex Holdings/ Aquilex Finance (Acquired 12/16/2009 and 1/25/2010, Cost $171,420 and $25,960, respectively) (c)(e)(g)	11.125%		12/15/2016	200,000
400,000	Baldor Electric Co.	8.625%		02/15/2017	414,000
250,000	Belden Inc. (Acquired 7/14/2009, Cost $243,552) (c)(e)(g)	9.250%		06/15/2019	263,750
200,000	Cleaver-Brooks Inc. (Acquired 4/21/2010, Cost $200,000) (c)(e)(g)	12.250%		05/01/2016	194,500
300,000	Education Management LLC	8.750%		06/01/2014	299,250
300,000	Esco Corp. (Acquired 8/26/2009, Cost $272,020) (c)(e)(g)	4.412	% (a)	12/15/2013	274,500
50,000	Esco Corp. (Acquired 2/9/2010, Cost $49,750) (c)(e)(g)	8.625%		12/15/2013	49,625
375,000	General Cable Corp.	2.908	% (a)	04/01/2015	334,687
500,000	General Cable Corp.	7.125%		04/01/2017	495,000
175,000	Hillman Group Inc./The (Acquired 5/18/2010, Cost $175,000) (c)(e)(g)	10.875%		06/01/2018	180,250
250,000	International Wire Group (Acquired 4/20/2010, Cost $247,595) (c)(e)(g)	9.750%		04/15/2015	247,500
100,000	JohnsonDiversey Holdings, Inc. (Acquired 11/5/2009, Cost $99,170) (c)(e)(g)	8.250%		11/15/2019	103,000
275,000	JohnsonDiversey Holdings, Inc. (Acquired 11/20/2009 and 2/18/2010, Cost $192,244 and $78,282, respectively) (c)(e)(g)	10.500%		05/15/2020	305,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INDUSTRIALS, Continued
$400,000	Knowledge Learning Center (Acquired 7/21/2009 - 4/8/2010, Aggregate Cost $389,695) (c)(e)(g)	7.750%	02/01/2015	$368,000
275,000	Maxim Crane Works LP (Acquired 3/31/2010 - 5/11/2010, Aggregate Cost $272,041) (c)(e)(g)	12.250%	04/15/2015	269,156
250,000	Mueller Water Products	7.375%	06/01/2017	219,375
425,000	Rexnord, Inc. (Acquired 4/21/2010 and 5/27/2010, Aggregate Cost $416,316) (c)(e)(g)	8.500%	05/01/2018	412,250
300,000	Reliance Intermediate Holdings (Acquired 7/23/2009 and 8/6/2009, Cost $143,289 and $147,750, respectively) (b)(c)(e)(g)	9.500%	12/15/2019	316,125
450,000	Sensus Metering Systems, Inc.	8.625%	12/15/2013	438,750
325,000	SPX Corp.	7.625%	12/15/2014	333,938
50,000	Thermon Industries, Inc. (Acquired 4/23/2010, Cost $50,000) (c)(e)(g)	9.500%	05/01/2017	50,750

				6,520,093

INFORMATION TECHNOLOGY: 0.1%
25,000	Dupont Fabros Tech LP (Acquired 12/11/2009, Cost $25,000) (c)(e)(g)	8.500%	12/15/2017	25,625
150,000	Telecordia Technologies (Acquired 4/22/2010, Cost $150,000) (c)(e)(g)	11.000%	05/01/2018	142,500

				168,125

LODGING: 0.2%
375,000	Host Hotels & Resorts LP	7.125%	11/01/2013	377,812

MEDIA - CABLE: 1.0%
400,000	Charter Communications Holdings II (Acquired 4/14/2010 - 5/17/2010, Aggregate Cost $403,635) (c)(e)(g)	7.875%	04/30/2018	402,000
50,000	Charter Communications Holdings II (Acquired 4/14/2010, Cost $50,000) (c)(e)(g)	8.125%	04/30/2020	51,125
225,000	Charter Communications Holdings II	13.500%	11/30/2016	262,125
125,000	CSC Holdings Inc.	7.875%	02/15/2018	127,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - CABLE, Continued
$525,000	Dish DBS Corp.	6.625%	10/01/2014	$525,000
400,000	Kabel Deutschland GmbH (b)	10.625%	07/01/2014	414,500
275,000	Videotron Ltee (b)	9.125%	04/15/2018	298,375

				2,080,625

MEDIA - NON-CABLE: 4.4%
275,000	Affinity Group Inc.	9.000%	02/15/2012	205,219
225,000	Belo Corp.	8.000%	11/15/2016	231,187
300,000	Clear Channel Worldwide (Acquired 12/18/2009 and 2/1/2010, Cost $200,000 and $103,142, respectively) (c)(e)(g)	9.250%	12/15/2017	301,000
250,000	Fox Acquisition Sub LLC (Acquired 7/29/2009, Cost $155,768) (c)(e)(g)	13.375%	07/15/2016	245,000
100,000	Inmarsat Finance Plc (Acquired 11/12/2009, Cost $99,256) (b)(c)(e)(g)	7.375%	12/01/2017	102,250
30,000	Integra Telecom, Inc. (Acquired 4/9/2010, Cost $30,000) (c)(e)(g)	10.750%	04/15/2016	29,363
775,000	Intelsat Intermediate Holdings (b)	9.500%	02/01/2015	788,562
125,000	Intelsat Jackson Holdings (Acquired 10/14/2009, Cost $123,958) (b)(c)(e)(g)	8.500%	11/01/2019	126,250
1,075,000	Intelsat Jackson Holdings (b)	11.250%	06/15/2016	1,144,875
525,000	Interpublic Group Cos., Inc.	10.000%	07/15/2017	578,812
300,000	Lamar Media Corp.	6.625%	08/15/2015	284,250
225,000	Lamar Media Corp.	9.750%	04/01/2014	245,250
50,000	Lin Television Corp. (Acquired 4/7/2010, Cost $50,000) (c)(e)(g)	8.375%	04/15/2018	49,750
375,000	MDC Partners Inc. (Acquired 10/20/2009 and 10/26/2009, Cost $263,055 and $100,943, respectively) (b)(c)(e)(g)	11.000%	11/01/2016	399,375
500,000	Medimedia USA Inc. (Acquired 8/25/2009 and 4/15/2010, Cost $94,217 and $235,534, respectively) (c)(e)(g)	11.375%	11/15/2014	456,250
225,000	Nexstar Broadcasting Group, Inc.	7.000%	01/15/2014	200,250
200,000	Nexstar Broadcasting Group, Inc. (Acquired 4/8/2010, Cost $198,728) (c)(e)(g)	8.875%	04/15/2017	201,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

MEDIA - NON-CABLE, Continued
$325,000	Nielsen Finance LLC (d)	0.00	% (a)	08/01/2016	$309,562
525,000	Nielsen Finance LLC	11.500%		05/01/2016	573,562
175,000	Quebecor Media, Inc. (b)	7.750%		03/15/2016	171,500
150,000	QVC Inc. (Acquired 3/17/2010, Cost $150,000) (c)(e)(g)	7.125%		04/15/2017	147,000
425,000	QVC Inc. (Acquired 9/22/2009 and 9/24/2009, Cost $122,848 and $300,721, respectively) (c)(e)(g)	7.500%		10/01/2019	417,562
275,000	Rainbow National Services LLC (Acquired 7/13/2009, Cost $286,682) (c)(e)(g)	10.375%		09/01/2014	286,344
475,000	SGS International Inc.	12.000%		12/15/2013	485,094
375,000	Sirius XM Radio Inc. (Acquired 3/12/2010 - 6/18/2010, Aggregate Cost $373,034) (c)(e)(g)	8.750%		04/01/2015	369,375
263,125	Umbrella Acquisition Inc. (Acquired 10/15/2009 - 3/10/2010, Aggregate Cost $213,547) (c)(e)(g)	9.750%		03/15/2015	219,052
125,000	XM Satellite Radio Inc. (Acquired 7/9/2009, Cost $124,688) (c)(e)(g)	11.250%		06/15/2013	133,438
225,000	XM Satellite Radio Inc. (Acquired 9/14/2009 - 1/25/2010, Aggregate Cost $228,165) (c)(e)(g)	13.000%		08/01/2014	245,813

					8,946,945

METALS & MINING: 0.4%
45,000	Consol Energy Inc. (Acquired 3/25/2010, Cost $45,000) (c)(e)(g)	8.000%		04/01/2017	46,462
50,000	Consol Energy Inc. (Acquired 3/25/2010, Cost $50,000) (c)(e)(g)	8.250%		04/01/2020	52,125
700,000	Teck Resources Limited (b)	10.250%		05/15/2016	826,000

					924,587

PACKAGING: 1.9%
400,000	Ball Corp.	7.125%		09/01/2016	418,500
475,000	Berry Plastics Corp.	8.875%		09/15/2014	457,187
150,000	Berry Plastics Corp. (Acquired 4/22/2010, Cost $150,000) (c)(e)(g)	9.500%		05/15/2018	137,250
275,000	Bway Holding Co. (Acquired 6/8/2010, Cost $273,994) (c)(e)(g)	10.000%		06/15/2018	286,687

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

PACKAGING, Continued
$525,000	Crown Americas LLC	7.750%		11/15/2015	$544,687
475,000	Graham Packaging Co. LP (Acquired 11/18/2009 - 6/11/2010, Aggregate Cost $469,374) (c)(e)(g)	8.250%		01/01/2017	467,875
400,000	Greif Inc.	7.750%		08/01/2019	412,000
425,000	Owens-Brockway Glass Container, Inc.	7.375%		05/15/2016	443,063
575,000	Reynolds Group (Acquired 10/29/2009 - 11/18/2009, Aggregate Cost $572,870) (c)(e)(g)	7.750%		10/15/2016	562,063
150,000	Reynolds Group (Acquired 4/28/2010, Cost $150,000) (c)(e)(g)	8.500%		05/15/2018	147,188

					3,876,500

PAPER: 1.5%
450,000	Boise Paper Holdings/ Finance (Acquired 10/21/2009 - 11/18/2009, Aggregate Cost $458,008) (c)(e)(g)	9.000%		11/01/2017	463,500
75,000	Cascades, Inc. (b)	7.875%		01/15/2020	74,625
700,000	Georgia-Pacific LLC (Acquired 7/8/2009 - 10/13/2009, Aggregate Cost $708,391) (c)(e)(g)	8.250%		05/01/2016	746,375
400,000	Graphic Packaging International Corp.	9.500%		08/15/2013	407,000
325,000	Graphic Packaging International Corp.	9.500%		06/15/2017	339,625
375,000	Newpage Corp.	11.375%		12/31/2014	340,313
250,000	PE Paper Escrow GMBH (Acquired 7/24/2009 - 12/16/2009, Aggregate Cost $253,195) (b)(c)(e)(g)	12.000%		08/01/2014	274,687
350,000	Rock-Tenn Co.	9.250%		03/15/2016	375,375

					3,021,500

RESTAURANTS: 0.5%
275,000	Dave & Buster’s Inc.	11.250%		03/15/2014	290,469
525,000	NPC International Inc.	9.500%		05/01/2014	525,000
350,000	Seminole Hard Rock Entertainment, Inc. (Acquired 10/21/2009 and 4/7/2010, Cost $278,990 and $22,328, respectively) (c)(e)(g)	3.037	% (a)	03/15/2014	298,375

					1,113,844

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

RETAILERS: 2.5%
$446,000	Dollar General Corp.	11.875%		07/15/2017	$506,767
275,000	Express LLC/ Expess Finance (Acquired 3/2/2010 and 3/17/2010, Cost $73,949 and $203,420, respectively) (c)(e)(g)	8.750%		03/01/2018	279,813
525,000	General Nutrition Center	5.750	% (a)	03/15/2014	481,687
350,000	Limited Brands Inc. (Acquired 2/2/2010, Cost $344,219) (c)(e)(g)	8.500%		06/15/2019	377,125
450,000	Macys Retail Holdings, Inc.	6.650%		07/15/2024	432,000
200,000	Nebraska Book Co.	8.625%		03/15/2012	185,500
425,000	Nebraska Book Co. (Acquired 9/23/2009, Cost $423,184) (c)(e)(g)	10.000%		12/01/2011	425,000
400,000	Penske Auto Group Inc.	7.750%		12/15/2016	376,000
625,000	Sally Holdings LLC	10.500%		11/15/2016	668,750
75,000	Susser Holdings Corp. (Acquired 4/30/2010, Cost $74,134) (c)(e)(g)	8.500%		05/15/2016	75,000
40,000	Toys ‘R’ Us (Acquired 11/10/2009, Cost $39,429) (c)(e)(g)	8.500%		12/01/2017	41,000
550,000	Toys ‘R’ Us (Acquired 7/6/2009 - 5/25/2010, Aggregate Cost $558,816) (c)(e)(g)	10.750%		07/15/2017	600,875
275,000	Yankee Candle Co., Inc./The	8.500%		02/15/2015	278,094
475,000	Yankee Candle Co., Inc./The	9.750%		02/15/2017	483,313

					5,210,924

SERVICES: 2.3%
150,000	Bankrate, Inc. (Acquired 6/29/2010, Cost $148,616) (c)(e)(g)	11.750%		07/15/2015	149,250
375,000	Ceridian Corp.	11.250%		11/15/2015	338,437
25,000	Coffeyville Resources (Acquired 3/25/2010, Cost $24,878) (c)(e)(g)	9.000%		04/01/2015	24,750
415,000	Coffeyville Resources (Acquired 3/25/2010 and 4/6/2010, Cost $337,214 and $75,549, respectively) (c)(e)(g)	10.875%		04/01/2017	404,625
450,000	Garda World Secuirty Corp. (Acquired 3/8/2010 - 5/17/2010, Aggregate Cost $455,947) (b)(c)(e)(g)	9.750%		03/15/2017	456,750
475,000	KAR Auction Services	8.750%		05/01/2014	477,375
1,000,000	Leucadia National Corp.	7.125%		03/15/2017	965,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

SERVICES, Continued
$400,000	Sitel LLC/ Sitel Finance Corp. (Acquired 3/15/2010, Cost $390,079) (c)(e)(g)	11.500%	04/01/2018	$370,000
200,000	Trans Union LLC (Acquired 6/10/2010, Cost $200,000) (c)(e)(g)	11.375%	06/15/2018	207,000
75,000	United Rentals North America	9.250%	12/15/2019	75,563
575,000	West Corp.	9.500%	10/15/2014	577,875
600,000	West Corp.	11.000%	10/15/2016	610,500

				4,657,125

TECHNOLOGY: 3.1%
400,000	Activant Solutions Inc.	9.500%	05/01/2016	380,000
350,000	Advanced Micro Devices, Inc. (Acquired 11/23/2009 - 2/5/2010, Aggregate Cost $333,868) (c)(e)(g)	8.125%	12/15/2017	348,250
300,000	Aspect Software Inc. (Acquired 4/10/2010, Cost $300,000) (c)(e)(g)	10.625%	05/15/2017	300,000
425,000	Compucom Systems Inc. (Acquired 7/20/2009 and 11/16/2009, Cost $284,392 and $101,880, respectively) (c)(e)(g)	12.500%	10/01/2015	447,312
250,000	Freescale Semiconductor, Inc.	8.875%	12/15/2014	228,125
425,000	Freescale Semiconductor (Acquired 4/7/2010 and 5/24/2010, Cost $225,000 and $196,539, respectively) (c)(e)(g)	9.250%	04/15/2018	419,687
425,000	GXS Worldwide Inc. (Acquired 12/17/2009 - 6/3/2010, Aggregate Cost $417,272) (c)(e)(g)	9.750%	06/15/2015	405,875
225,000	Kemet Corp. (Acquired 4/21/2010 and 4/29/2010, Cost $172,699 and $50,125, respectively) (c)(e)(g)	10.500%	05/01/2018	222,750
350,000	Magnachip Semiconductor S.A. (Acquired 4/20/2010 - 5/24/2010, Aggregate Cost $354,044) (b)(c)(e)(g)	10.500%	04/15/2018	356,125
375,000	Seagate Technology HDD Holdings (b)	6.800%	10/01/2016	363,750
50,000	Seagate Technology HDD Holdings (Acquired 4/29/2010, Cost $50,000) (b)(c)(e)(g)	6.875%	05/01/2020	47,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$350,000	Serena Software, Inc.	10.375%	03/15/2016	$333,375
127,000	SS&C Technologies Inc.	11.750%	12/01/2013	132,715
350,000	SSI Investments II Ltd. (Acquired 5/21/2010 and 6/8/2010, Cost $273,204 and $75,935, respectively) (c)(e)(g)	11.125%	06/01/2018	355,250
400,000	Stream Global Services Inc.	11.250%	10/01/2014	409,000
600,000	Sungard Data Systems Inc.	10.250%	08/15/2015	619,500
450,000	Sungard Data Systems Inc.	10.625%	05/15/2015	480,938
350,000	Terremark Worldwide Inc.	12.000%	06/15/2017	393,750
175,000	Viasystems, Inc. (Acquired 11/10/2009, Cost $169,209) (c)(e)(g)	12.000%	01/15/2015	189,000

				6,432,902

TELECOMMUNICATIONS: 2.9%
500,000	DigitalGlobe Inc. (Acquired 7/7/2009, Cost $512,619) (c)(e)(g)	10.500%	05/01/2014	537,500
750,000	Geoeye Inc. (Acquired 9/24/2009 and 10/16/2009, Cost $253,384 and $512,497, respectively) (c)(e)	9.625%	10/01/2015	765,000
1,000,000	Global Crossing Ltd. (Acquired 9/11/2009 and 10/2/2009, Cost $253,987 and $778,980, respectively) (b)(c)(e)	12.000%	09/15/2015	1,060,000
200,000	Intelsat Bermuda Ltd. (Acquired 12/1/2009, Cost $198,000) (b)(c)(e)(g)	11.250%	02/04/2017	202,500
159,375	Intelsat Bermuda Ltd. (Acquired 12/9/2009 and 2/16/2010, Cost $146,410 and $9,375, respectively) (b)(c)(e)(g)	11.500%	02/04/2017	158,977
500,000	Level 3 Financing Inc.	9.250%	11/01/2014	453,750
160,000	Level 3 Financing Inc. (Acquired 1/5/2010, Cost $156,910) (c)(e)(g)	10.000%	02/01/2018	141,600
900,000	Paetec Holding Corp. (Acquired 10/6/2009, Cost $891,000) (c)(e)(g)	8.875%	06/30/2017	900,000
500,000	Qwest Communications International Inc. (Acquired 1/7/2010, Cost $492,200) (c)(e)(g)	7.125%	04/01/2018	498,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TELECOMMUNICATIONS, Continued
$500,000	Qwest Communications International Inc.	7.500%	02/15/2014	$501,250
200,000	Telesat Canada/ Telesat LLC (b)	11.000%	11/01/2015	216,000
500,000	Viasat Inc. (Acquired 10/21/2009, Cost $506,333) (c)(e)(g)	8.875%	09/15/2016	508,750

				5,944,077

TRANSPORTATION: 0.6%
200,000	Avis Budget Car Rental (Acquired 3/5/2010 and 3/23/2010, Cost $49,317 and $156,235, respectively) (c)(e)(g)	9.625%	03/15/2018	202,000
425,000	CEVA Group Plc (Acquired 9/30/2009 and 10/30/2009, Cost $267,647 and $154,920, respectively) (b)(c)(e)(g)	11.625%	10/01/2016	438,812
325,000	Hertz Corp.	8.875%	01/01/2014	329,063
200,000	Hertz Corp.	10.500%	01/01/2016	207,500
50,000	Teekay Corp. (b)	8.500%	01/15/2020	49,750

				1,227,125

UTILITY - ELECTRIC: 0.6%
250,000	Dynegy Holdings, Inc.	7.750%	06/01/2019	172,812
650,000	NRG Energy Inc.	7.375%	02/01/2016	646,750
525,000	Texas Competitive Electric Holdings Co. LLC	10.250%	11/01/2015	346,500

				1,166,062

UTILITY - NATURAL GAS: 1.7%
450,000	Amerigas Partners LP	7.250%	05/20/2015	450,000
525,000	Crosstex Energy/ Crosstex Energy Finance	8.875%	02/15/2018	524,344
425,000	Holly Energy Partners LP	6.250%	03/01/2015	405,875
550,000	Inergy LP	8.750%	03/01/2015	559,625
550,000	MarkWest Energy Partners LP	8.750%	04/15/2018	555,500
500,000	Niska Gas Storage (Acquired 2/26/2010 - 6/3/2010, Aggregate Cost $502,162) (c)(e)(g)	8.875%	03/15/2018	507,500
150,000	Regency Energy Partners LP	8.375%	12/15/2013	154,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITY - NATURAL GAS, Continued
$300,000	Regency Energy Partners LP (Acquired 7/10/2009, Cost $292,724) (c)(e)(g)	9.375%	06/01/2016	$318,000

				3,475,344

WIRELESS COMMUNICATIONS: 3.5%
250,000	Cricket Communications Inc.	7.750%	05/15/2016	255,000
125,000	Digicel Group Ltd. (Acquired 11/23/2009 and 4/14/2010, Cost $49,313 and $75,557, respectively) (b)(c)(e)(g)	8.250%	09/01/2017	123,750
475,000	Digicel Group Ltd. (Acquired 7/9/2009 - 7/24/2009, Aggregate Cost $414,590) (b)(c)(e)(g)	8.875%	01/15/2015	464,312
450,000	Digicel Group Ltd. (Acquired 7/9/2009 - 1/5/2010, Aggregate Cost $479,226) (b)(c)(e)(g)	12.000%	04/01/2014	502,875
650,000	MetroPCS Wireless, Inc.	9.250%	11/01/2014	669,500
725,000	Nextel Communications, Inc.	7.375%	08/01/2015	688,750
100,000	NII Capital Corp. (Acquired 12/9/2009, Cost $99,187) (c)(e)(g)	8.875%	12/15/2019	101,000
250,000	Qwest Corp.	8.375%	05/01/2016	273,125
325,000	SBA Telecommunications Corp. (Acquired 7/21/2009 and 8/19/2009, Cost $49,665 and $275,000, respectively) (c)(e)(g)	8.000%	08/15/2016	336,375
1,125,000	Sprint Capital Corp.	6.900%	05/01/2019	1,018,125
250,000	Sprint Capital Corp.	8.375%	03/15/2012	262,188
500,000	Sprint Capital Corp.	8.750%	03/15/2032	477,500
450,000	Sprint Nextel Corp.	8.375%	08/15/2017	450,000
225,000	TW Telecom Holdings Inc. (Acquired 3/4/2010 and 6/9/2010, Cost $49,642 and $176,965, respectively) (c)(e)(g)	8.000%	03/01/2018	229,500
1,100,000	Wind Acquisition Finance SA (Acquired 7/6/2009 and 7/28/2009, Cost $506,340 and $634,654, respectively) (b)(c)(e)(g)	11.750%	07/15/2017	1,127,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

WIRELESS COMMUNICATIONS, Continued
$100,000	Wind Acquisition Finance SA (Acquired 12/10/2009, Cost $98,325) (b)(c)(e)(g)	12.250%	07/15/2017	$91,000

				7,070,500

Total Corporate Bonds
(Cost $114,430,421)				118,103,513

LOANS(a): 38.7%
AEROSPACE: 0.5%
134,829	Dae Aviation Holdings, Inc. (d)	0.000%	07/31/2014	120,335
300,000	Dyncorp International Inc. (d)	0.000%	07/07/2016	297,750
257,103	Hawker Beechcraft Inc.	10.500%	03/26/2014	252,925
475,000	Sequa Corp. (d)	0.000%	12/03/2014	428,687

				1,099,697

BROADCASTING: 1.9%
2,085,670	Clear Channel Communications, Inc. (d)	0.000%	01/29/2016	1,587,329
140,000	Clear Channel Communications, Inc.	4.000%	07/30/2014	108,500
174,012	CMP Susquehanna	2.380%	05/05/2013	147,911
420,198	Gray Television, Inc.	4.640%	12/31/2014	392,184
462,121	Sinclair Broadcasting Group	6.750%	10/23/2015	462,121
1,351,420	Umbrella Acquisition	2.600%	09/29/2014	1,125,246

				3,823,291

CABLE/WIRELESS VIDEO: 2.0%
358,570	Bresnan Communications, LLC	2.350%	09/29/2013	355,163
372,581	Cablevision Systems Corp.	1.100%	12/13/2013	361,031
216,360	Cequel Communications, LLC	2.290%	11/05/2013	205,363
1,089,573	Charter Communications Operating, LLC	2.350%	03/06/2014	1,009,326
265,000	Charter Communications Operating, LLC	3.040%	07/28/2014	235,566
345,000	MCC Iowa	4.500%	10/23/2017	327,578
496,250	Mediacom LLC	5.500%	08/15/2019	483,223
275,000	Quebecor Media (b)(d)	0.000%	01/17/2013	263,313
800,000	UPC Financing	3.930%	12/31/2016	750,000
100,000	WideOpenWest Finance LLC	8.750%	06/26/2014	98,750

				4,089,313

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CHEMICALS: 1.4%
$129,003	Celanese AG	2.040%	04/02/2014	$121,907
1,000,167	CF Industries Holdings	5.750%	03/29/2015	1,000,297
300,000	Chemtura Corp.	6.000%	02/02/2011	300,501
120,013	Gentek Inc.	7.000%	10/28/2014	119,498
320,400	Huntsman International LLC	2.180%	04/21/2014	295,969
115,368	Huntsman International LLC	2.680%	06/30/2016	107,478
148,454	Ineos Group Holdings Plc	7.500%	12/14/2013	142,201
148,454	Ineos Group Holdings Plc	8.000%	12/16/2014	142,201
238,579	MacDermid Holdings, LLC	2.350%	04/12/2014	220,984
247,500	Nalco Co.	5.750%	05/07/2016	246,572
204,488	Solutia Inc.	4.750%	03/12/2017	203,944

				2,901,552

CONSUMER NON-DURABLES: 0.5%
241,411	Bausch & Lomb Inc.	3.600%	04/24/2015	226,622
184,250	Hanesbrands, Inc.	5.250%	12/10/2015	184,414
445,000	Phillips - Van Heusen Corp.	4.750%	05/04/2016	444,568
229,425	Revlon Consumer Products	6.000%	03/09/2015	222,937

				1,078,541

DIVERSIFIED MEDIA: 3.8%
299,250	Affinion Group Inc.	5.000%	04/19/2016	284,413
445,324	Carmike Cinemas Inc.	5.500%	01/27/2016	442,300
355,022	Catalina Marketing Corp.	3.100%	10/01/2014	334,903
1,056,023	Cengage Learning, Inc.	3.030%	07/03/2014	910,091
257,370	Cinemark USA, Inc.	3.600%	04/30/2016	249,456
788,325	Getty Images, Inc.	6.250%	07/02/2015	789,145
494,898	Harland Clark Holdings	2.790%	06/30/2014	423,138
800,000	IMG World Wide Inc.	7.250%	06/11/2015	776,000
458,850	Live Nation, Inc.	4.500%	11/06/2016	454,835
544,486	Nielsen Finance LLC	4.100%	05/02/2016	522,821
200,516	QVC Inc.	5.850%	03/30/2014	199,262
279,300	Regal Cinemas Corp.	3.790%	11/18/2016	272,468
1,865,000	Village Roadshow Films, Ltd.	6.250%	05/27/2015	1,827,700
305,669	Weather Channel, Inc./ The	5.000%	09/14/2015	304,086

				7,790,618

ENERGY: 3.4%
1,473,495	Atlas Pipeline Partners LP	6.750%	07/27/2014	1,458,760
975,000	Big West Oil (d)	0.000%	02/19/2015	978,656
228,889	CGGVeritas (b)	3.530%	01/12/2014	222,022
123,990	Dresser Inc.	2.700%	05/04/2014	113,374
605,000	Energy Transfer Equity LP	2.100%	11/01/2012	585,446
247,475	Enterprise GP Holdings L.P.	2.600%	11/08/2014	238,813
175,000	EPCO Holdings, Inc.	1.350%	08/07/2012	161,000
1,712,063	MEG Energy Corp.	6.000%	04/03/2016	1,664,981
329,044	Petroleum Geo-Services	2.290%	06/29/2015	305,189
308,046	Targa Resources, Inc.	5.750%	06/17/2016	305,991

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$696,500	Vulcan Energy Corp.	5.500%	09/25/2015	$699,983
141,018	Western Refining Inc.	9.750%	05/30/2014	128,397

				6,862,612

FINANCIALS: 3.1%
925,000	American Capital Holdings, Inc. (d)	0.000%	03/31/2011	919,450
1,225,000	American General Finance Corp.	7.250%	04/20/2015	1,190,394
125,000	BNY ConvergEx Group, LLX	3.350%	10/02/2013	120,625
963,301	CIT Group, Inc.	9.500%	01/20/2012	980,371
695,577	Delos Aircraft Inc.	7.000%	03/15/2016	683,842
397,000	Hub International Holdings	6.750%	06/12/2014	378,639
464,423	International Lease Finance Corp.	6.750%	03/15/2015	458,288
900,000	MSCI, Inc.	4.750%	04/09/2016	898,317
345,000	Nuveen Investments Inc.	3.530%	11/13/2014	286,781
496,250	USI Holdings Corp.	7.000%	05/05/2014	477,641

				6,394,348

FOOD & DRUG: 0.3%
147,178	Dole Food Company Inc.	5.500%	02/23/2017	146,709
321,429	Supervalu Inc.	1.220%	06/02/2011	311,204
225,000	WM. Bolthouse Farms Inc.	5.500%	02/10/2016	222,916

				680,829

FOOD & TOBACCO: 0.6%
550,000	Dean Foods Co.	1.920%	04/02/2014	509,267
485,000	Michael Foods Inc. (d)	0.000%	06/29/2016	484,093
210,000	Wendy’s/Arby’s Group, Inc.	5.000%	05/19/2017	209,265

				1,202,625

FOREST PRODUCTS/CONTAINERS: 0.9%
101,841	Anchor Glass Container Corp.	6.000%	02/25/2016	100,823
553,351	Georgia-Pacific Corp.	2.540%	12/20/2012	533,984
430,000	Reynolds Consumer Products Holdings Inc.	5.750%	05/04/2016	426,057
462,094	Reynolds Consumer Products Holdings Inc.	6.250%	11/02/2015	459,206
370,000	Smurfit-Stone Container Corp.	6.750%	02/10/2016	367,994

				1,888,064

GAMING/LEISURE: 1.4%
125,000	Bombardier Recreational Products	3.210%	06/28/2013	104,688
744,186	Cedar Fair-Canada (b)	4.250%	02/17/2012	721,860

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING/LEISURE, Continued
$407,601	Harrah’s Entertainment Inc.	9.500%	10/01/2016	$407,157
746,250	Universal City Development Partners Ltd.	5.500%	10/29/2014	742,138
374,062	Universal City Development Partners Ltd.	7.750%	10/29/2014	374,062
180,149	Venetian Macao Limited	5.040%	05/25/2012	174,869
311,885	Venetian Macao Limited	5.040%	05/25/2013	302,743

				2,827,517

HEALTH CARE: 3.3%
618,450	Ardent Health Services LLC	6.500%	09/14/2015	599,513
579,046	Biomet Inc.	3.350%	03/25/2015	554,871
124,492	Carestream Health Holdings, Inc.	2.350%	04/30/2013	116,993
1,491,923	Community Health Systems, Inc.	2.790%	07/25/2014	1,389,353
244,212	CRC Health Corp.	2.780%	02/06/2013	227,117
200,000	Golden Gate National Care	8.100%	10/09/2011	193,000
1,836,501	HCA Inc.	1.540%	11/17/2012	1,732,427
494,549	Health Management Associates, Inc.	2.280%	02/28/2014	460,218
296,683	IM US Holdings, LLC	2.350%	06/26/2014	278,989
155,635	MultiPlan Inc.	6.000%	04/12/2013	154,273
300,000	Vanguard Health Systems	5.000%	01/15/2016	295,179
258,339	Warner Chillcott	5.500%	10/14/2014	257,639
324,423	Warner Chillcott	5.750%	03/14/2015	323,362
223,875	Warner Chillcott	5.750%	04/30/2015	223,143

				6,806,077

HOUSING: 1.5%
198,007	Building Materials Corp.	3.130%	02/22/2014	190,483
317,760	Capital Automotive LP	2.110%	12/16/2011	292,295
550,000	Capital Automotive LP	2.850%	12/16/2010	535,425
254,945	CB Richard Ellis Services, Inc.	6.000%	12/20/2013	253,670
738,070	CB Richard Ellis Services, Inc.	6.750%	12/20/2015	735,768
494,990	CB Richard Ellis Services, Inc.	6.750%	12/20/2015	493,133
454,237	Realogy Corp.	3.530%	10/09/2013	382,413
95,000	Realogy Corp.	13.500%	10/15/2017	99,869

				2,983,056

INFORMATION TECHNOLOGY: 4.5%
243,750	Allen Systems Group	8.500%	10/19/2013	242,380
344,138	Aspect Software, Inc.	6.250%	05/07/2016	335,534
442,709	Avaya Inc.	3.260%	12/10/2014	378,365
373,125	Booz Allen Hamilton Inc.	6.000%	07/31/2015	372,270

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INFORMATION TECHNOLOGY, Continued
$345,000	Ceridian Corp.	3.350%	11/09/2014	$308,837
360,742	Cinedigm Digital Funding I	5.250%	04/21/2016	356,232
1,000,000	Dupont Fabros Technology LP (f)	5.750%	12/02/2014	990,000
710,872	First Data Corp.	3.100%	09/24/2014	597,019
965,076	Flextronics International Ltd.	2.540%	10/01/2012	915,018
345,000	Freescale Semiconductor, Inc. (d)	0.000%	12/01/2012	310,355
203,893	Freescale Semiconductor, Inc.	4.600%	12/01/2016	179,069
2,100,000	NDS Group Plc (f)	6.980%	02/03/2017	2,037,000
69,825	Spansion LLC	7.750%	02/08/2015	68,952
497,423	SunGard Data Systems, Inc.	2.100%	02/28/2014	467,110
730,000	Telcordia Technologies	6.750%	04/30/2016	714,181
335,000	Trans Union, LLC	6.750%	06/15/2017	336,256
689,356	West Corp.	7.250%	10/24/2013	686,771

				9,295,349

MANUFACTURING: 0.6%
405,833	Allison Transmission, Inc.	3.050%	08/07/2014	368,902
348,899	Manitowoc Co.	7.500%	10/25/2014	347,106
435,078	Oshkosh Truck Corp.	6.540%	12/06/2013	435,283
134,310	Veyance Technologies	2.850%	07/31/2014	112,092

				1,263,383

MEDIA/TELECOM: 0.5%
550,000	Integra Telecom, Inc.	9.250%	04/15/2015	547,937
209,475	Lamar Media Corp.	4.250%	10/29/2016	208,689
305,000	Quad Graphics, Inc.	0.750%	04/15/2016	292,038

				1,048,664

METALS/MINERALS: 0.5%
548,648	Bucyrus International, Inc.	4.500%	12/21/2015	546,075
450,634	John Maneely Co.	3.550%	12/08/2013	423,970

				970,045

RETAIL: 1.5%
346,524	Claire’s Stores Inc.	3.100%	05/29/2014	285,504
183,575	Collective Brands, Inc.	3.190%	08/01/2014	176,920
110,980	Dollar General Corp.	3.100%	07/04/2014	106,149
185,122	Dollar General Corp.	3.100%	07/04/2014	175,518
150,000	Michaels Stores	2.810%	10/31/2013	138,911
253,957	Michaels Stores	4.880%	07/31/2016	240,784
315,905	Neiman Marcus Group, Inc.	2.540%	04/06/2013	295,134
1,000,240	Pilot Travel Centers LLC (d)	0.000%	11/24/2015	999,410
200,000	Toys ‘R’ Us	4.600%	07/16/2012	196,906
550,000	Toys ‘R’ Us	5.350%	01/19/2013	527,450

				3,142,686

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

SERVICES: 0.9%
$304,238	Aquilex Holdings Corp.	5.500%	03/26/2016	$300,626
454,542	Dollar Thrifty Automotive Group, Inc.	2.850%	06/15/2013	439,770
480,000	First American Information Solutions, Inc.	4.750%	04/09/2016	477,600
208,472	Harbor Freight Tools USA, Inc.	5.500%	02/23/2016	206,844
247,985	Hertz Corp.	2.100%	12/21/2012	235,456
119,700	Sedgewick CMS Holdings, Inc.	5.500%	05/20/2016	118,802

				1,779,098

TELECOMMUNICATIONS: 0.7%
246,695	Asurion Corp.	3.350%	07/03/2014	232,729
385,000	Consolidated Communications Inc.	2.850%	12/29/2014	360,937
496,144	Intelsat Subsidiary Holding Co. Ltd.	2.790%	07/03/2013	460,174
325,364	Telesat Holdings Inc.	3.360%	10/31/2014	309,909

				1,363,749

TRANSPORTATION: 1.6%
2,119,441	Ford Motor Co.	3.350%	12/15/2013	2,000,498
474,000	HHI Holdings LLC	10.500%	03/30/2015	474,000
179,550	Ozburn-Hessey Holding Co., LLC	7.500%	04/15/2016	178,877
331,949	Sabre Holdings Corp.	2.350%	09/30/2014	294,572
375,000	Tenneco Inc.	5.090%	06/03/2016	374,063

				3,322,010

UTILITY: 2.0%
149,467	Calpine Corp.	3.420%	03/29/2014	136,849
500,000	FirstLight Power Resources, Inc.	5.060%	05/01/2014	446,250
346,410	Kgen LLC	2.130%	02/01/2014	318,697
665,000	New Development Holdings, Inc. (d)	0.000%	06/08/2017	657,519
1,316,123	NRG Energy Inc.	2.280%	02/01/2013	1,257,990
215,000	TPF Generation Holdings, LLC	4.780%	12/13/2014	190,275
1,384,503	TXU Energy Co. LLC	3.850%	10/10/2014	1,022,109

				4,029,689

WIRELESS COMMUNICATIONS: 1.3%
723,188	Cincinnati Bell Inc.	6.500%	06/10/2016	701,268
386,655	MetroPCS Wireless, Inc.	2.630%	11/03/2013	369,217
997,375	Skype Technologies	7.000%	02/22/2015	983,970

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

WIRELESS COMMUNICATIONS, Continued
$700,000	Wind Acquisition Finance SA (b)	7.660%	11/26/2014	$696,500

				2,750,955

Total Loans
(Cost $79,647,287)				79,393,768

Shares
PREFERRED STOCK - 0.0%
Financials - 0.0%
1,480	Citigroup Capital XII			36,985

Total Preferred Stock
(Cost $37,000)				36,985

SHORT TERM INVESTMENT: 4.9%
Money Market Investment: 4.9%
9,936,396	Federated Prime Obligations Fund, 0.22% (h)			9,936,396

Total Short Term Investment
(Cost $9,936,396)				9,936,396

TOTAL INVESTMENTS
(Cost $204,051,104), 101.3%				207,470,662
LIABILITIES IN EXCESS OF ASSETS, (1.3%)				(2,697,462)

TOTAL NET ASSETS, 100.0%				$204,773,200

(a)	Variable Rate.
(b)	U.S. Dollar-denominated foreign security.
(c)	144A Security.
(d)	Non-income Producing.
(e)	Restricted. The total market value of these securities is $42,747,810, which makes up 20.88% of the net assets.
(f)	Illiquid.
(g)	Private Placement.
(h)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Aerospace/Defense	$—	$1,613,475	$—	$1,613,475
Automotive	—	6,419,092	—	6,419,092
Building Materials	—	1,830,670	—	1,830,670
Cable/Wireless Video		2,623,662		2,623,662
Chemicals	—	3,621,032	—	3,621,032
Construction Machinery	—	581,750	—	581,750
Consumer Products	—	5,951,789	—	5,951,789
Energy	—	4,436,925	—	4,436,925
Entertainment	—	1,282,625	—	1,282,625
Financial Institutions	—	7,369,819	—	7,369,819
Food & Beverage	—	4,166,455	—	4,166,455
Gaming	—	6,188,086	—	6,188,086
Health Care	—	9,804,043	—	9,804,043
Industrials	—	6,520,093	—	6,520,093
Information Technology	—	168,125	—	168,125
Lodging	—	377,812	—	377,812
Media - Cable	—	2,080,625	—	2,080,625
Media - Non-Cable	—	8,946,945	—	8,946,945
Metals & Mining	—	924,587	—	924,587
Packaging	—	3,876,500	—	3,876,500
Paper	—	3,021,500	—	3,021,500
Restaurants	—	1,113,844	—	1,113,844

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Summary of Fair Value Exposure

	Level 1	Level 2	Level 3	Total
Retailers	—	5,210,924	—	5,210,924
Services	—	4,657,125	—	4,657,125
Technology	—	6,432,902	—	6,432,902
Telecommunications	—	5,944,077	—	5,944,077
Transportation	—	1,227,125	—	1,227,125
Utility - Electric	—	1,166,062	—	1,166,062
Utility - Natural Gas	—	3,475,344	—	3,475,344
Wireless Communications	—	7,070,500	—	7,070,500

Total Corporate Bonds	—	118,103,513	—	118,103,513
Loans
Aerospace	—	1,099,697	—	1,099,697
Broadcasting	—	3,823,291	—	3,823,291
Cable/Wireless Video	—	4,089,313	—	4,089,313
Chemicals	—	2,901,552	—	2,901,552
Consumer Non-Durables	—	1,078,541	—	1,078,541
Diversified Media	—	7,790,618	—	7,790,618
Energy	—	6,862,612	—	6,862,612
Financials	—	6,394,348	—	6,394,348
Food & Drug	—	680,829	—	680,829
Food & Tobacco	—	1,202,625	—	1,202,625
Forest Products/Containers	—	1,888,064	—	1,888,064
Gaming/Leisure	—	2,827,517	—	2,827,517
Health Care	—	6,806,077	—	6,806,077
Housing	—	2,983,056	—	2,983,056
Information Technology	—	9,295,349	—	9,295,349
Manufacturing	—	1,263,383	—	1,263,383
Media/Telecom	—	1,048,664	—	1,048,664
Metals/Minerals	—	970,045	—	970,045
Retail	—	3,142,686	—	3,142,686
Services	—	1,779,098	—	1,779,098
Telecommunications	—	1,363,749	—	1,363,749
Transportation	—	3,322,010	—	3,322,010
Utility	—	4,029,689	—	4,029,689
Wireless Communications	—	2,750,955	—	2,750,955

Total Loans	—	79,393,768	—	79,393,768

Preferred Stock
Financials	—	36,985	—	36,985

Total Preferred Stock	—	36,985	—	36,985

Short Term Investment	9,936,396	—	—	9,936,396

Total Investments in Securities	$9,936,396	$197,534,266	$—	$207,470,662

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2010 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$31,054,609	$30,075,432	$31,763,066

Investments in securities at value**	$33,359,069	$31,497,662	$30,663,401
Cash	1,540	1,064	—
Receivables:
Fund shares sold	35,202	36,218	23,267
Dividends and interest	18,524	17,175	19,124
Prepaid expenses	10,653	10,810	10,801

Total assets	33,424,988	31,562,929	30,716,593

LIABILITIES
Payable upon return of securities loaned (Note 2)	6,209,962	4,495,137	6,770,131
Payables:
Custodian	2,156	2,145	1,841
Fund shares redeemed	21,344	21,512	7,200
Advisory fees	12,074	12,004	10,465
Service fees	3,622	3,601	3,139
Administration fees	11,936	11,276	9,510
Distribution fees	38,961	38,362	33,090
Accrued expenses	33,844	33,951	32,092

Total liabilities	6,333,899	4,617,988	6,867,468

NET ASSETS	$27,091,089	$26,944,941	$23,849,125

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	1,913,912	1,574,528	1,039,641

Net asset value per share	$14.15	$17.11	$22.94

Maximum offering price per share* (Net asset value divided by 94.25%)	$15.01	$18.15	$24.34

COMPONENTS OF NET ASSETS
Paid in capital	$37,379,030	$41,239,811	$34,677,510
Undistributed net investment income	—	115,920	—
Accumulated net realized loss on investments	(12,592,396)	(15,833,020)	(9,728,720)
Net unrealized appreciation (depreciation) on:
Investments	2,304,460	1,422,230	(1,099,665)
Foreign currency	$(5)	$—	$—

Net assets	$27,091,089	$26,944,941	$23,849,125

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $5,865,637, $4,264,835, $6,366,839, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2010 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio

ASSETS
Investments in securities at cost	$29,080,896	$59,724,813	$75,904,472	$204,051,104

Investments in securities at value**	$28,304,173	$59,303,060	$78,312,722	$207,470,662
Cash	—	—	85	192,018
Receivables:
Fund shares sold	22,976	76,347	157,949	1,119,713
Securities sold	—	—	—	3,199,711
Dividends and interest	18,792	207,268	1,029,933	2,997,318
Prepaid expenses	10,350	10,428	13,085	27,125

Total assets	28,356,291	59,597,103	79,513,774	215,006,547

LIABILITIES
Payable upon return of securities loaned (Note 2)	6,345,808	—	1,908,460	—
Payables:
Custodian	1,715	4,456	4,452	13,411
Fund shares redeemed	7,100	17,911	16,032	21,189
Securities purchased	—	—	482,655	9,705,164
Advisory fees	9,663	32,702	30,626	83,344
Service fees	2,899	7,547	9,384	25,003
Administration fees	9,595	21,282	24,495	67,499
Distribution fees	30,301	75,961	84,055	230,847
Accrued expenses	30,597	46,096	53,844	86,890

Total liabilities	6,437,678	205,955	2,614,003	10,233,347

NET ASSETS	$21,918,613	$59,391,148	$76,899,771	$204,773,200

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	789,172	2,570,586	2,994,373	7,770,303

Net asset value per share	$27.77	$23.10	$25.68	$26.35

Maximum offering price per share* (Net asset value divided by 94.25%)	$29.46	$24.51	$27.25	$27.96

COMPONENTS OF NET ASSETS
Paid in capital	$32,499,337	$68,656,048	$78,373,615	$199,987,557
Undistributed net investment income	—	648,938	67,236	321,570
Accumulated net realized gain (loss) on investments	(9,804,001)	(9,491,779)	(3,949,330)	1,044,515
Net unrealized appreciation (depreciation) on:
Investments	(776,723)	(421,753)	2,408,250	3,419,558
Foreign currency	$—	$(306)	$—	$—

Net assets	$21,918,613	$59,391,148	$76,899,771	$204,773,200

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $5,965,860, $0, $1,856,246, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2010 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$130,295 (1)	$157,713 (1)	$71,718 (1)
Income from securities lending	4,686	4,329	12,367

Total income	134,981	162,042	84,085

Expenses
Advisory fees	77,923	76,725	66,180
12b-1 fees (Note 3)	38,962	38,362	33,090
Service fees	23,377	23,017	19,854
Fund accounting fees	11,854	11,488	11,690
Administration fees	16,509	15,819	14,160
Transfer agent fees	11,234	11,112	11,348
Registration expense	9,002	8,705	8,758
Audit fees	6,848	6,848	6,898
Custody fees	3,056	2,946	2,663
Legal fees	3,602	3,371	2,496
Reports to shareholders	2,142	2,051	1,790
Trustee fees	1,589	1,498	1,237
Insurance expense	915	865	684
Miscellaneous	533	533	543

Total expenses	207,546	203,340	181,391
Add: interest expenses (Note 6)	266	73	279

Net expenses	207,812	203,413	181,670

Net investment loss	(72,831)	(41,371)	(97,585)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	1,371,512	105,560	1,605,621
Foreign currency transactions	(4)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(4,097,389)	(2,164,152)	(3,499,792)
Foreign currency translations	(10)	—	—

Net realized and unrealized loss on investments and foreign currency	(2,725,891)	(2,058,592)	(1,894,171)

Net decrease in net assets resulting from operations	$(2,798,722)	$(2,099,963)	$(1,991,756)

(1)	Net of foreign tax withheld of $1,679 for Large Growth Portfolio, $3,130 for Large Value Portfolio and $1,885 for Mid/Small Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2010 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$111,244 (1)	$1,716,537 (1)	$13,050
Interest	—	1,435	1,674,322
Income from securities lending	6,862	—	1,828

Total income	118,106	1,717,972	1,689,200

Expenses
Advisory fees	60,603	197,500	134,488
12b-1 fees (Note 3)	30,302	75,961	84,055
Service fees	18,181	45,577	50,433
Fund accounting fees	11,851	15,382	28,492
Administration fees	12,655	31,841	35,513
Transfer agent fees	11,268	14,186	12,295
Registration expense	8,681	9,217	12,471
Audit fees	6,898	6,848	7,148
Custody fees	2,392	6,572	6,633
Legal fees	2,345	6,762	7,988
Reports to shareholders	1,700	4,305	4,084
Trustee fees	1,147	2,946	3,228
Insurance expense	684	1,750	1,991
Miscellaneous	493	583	674

Total expenses	169,200	419,430	389,493
Less: expenses waived and reimbursed (Note 3)	—	—	(2,841)
Add: interest expenses (Note 6)	204	203	182

Net expenses	169,404	419,633	386,834

Net investment income (loss)	(51,298)	1,298,339	1,302,366

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	1,816,001	(293,354)	213,139
Foreign currency transactions	—	311	—
Change in net unrealized appreciation/depreciation on:
Investments	(3,411,000)	(1,320,117)	1,301,592
Foreign currency translations	—	(281)	—

Net realized and unrealized gain (loss) on investments and foreign currency	(1,594,999)	(1,613,441)	1,514,731

Net increase (decrease) in net assets resulting from operations	$(1,646,297)	$(315,102)	$2,817,097

(1)	Net of foreign tax withheld $766 for Mid/Small Value and $13,420 for Dividend & Income Portfolio

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2010 (Unaudited)

Fixed Income Opportunities Portfolio

INVESTMENT INCOME
Income
Dividends	$900
Interest	7,337,589

Total income	7,338,489

Expenses
Advisory fees	461,695
12b-1 fees (Note 3)	230,847
Service fees	138,508
Fund accounting fees	53,157
Administration fees	98,461
Transfer agent fees	20,798
Registration expense	25,426
Audit fees	12,098
Custody fees	30,745
Legal fees	9,630
Reports to shareholders	11,396
Trustee fees	7,773
Insurance expense	3,972
Miscellaneous	533

Total expenses	1,105,039

Net investment income	6,233,450

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on:
Investments	789,294
Change in net unrealized appreciation/depreciation on:
Investments	(2,469,316)

Net realized and unrealized loss on investments	(1,680,022)

Net increase in net assets resulting from operations	$4,553,428

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Six Months Ended 6/30/2010(1)	Year Ended 12/31/2009	Six Months Ended 6/30/2010(1)	Year Ended 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(72,831)	$37,241	$(41,371)	$157,183
Net realized gain (loss) on:
Investments	1,371,512	(4,705,855)	105,560	(6,577,976)
Foreign currency	(4)	124	—	134
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	(4,097,399)	10,322,331	(2,164,152)	8,883,431

Net increase (decrease) in net assets resulting from operations	(2,798,722)	5,653,841	(2,099,963)	2,462,772

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(42,067)	—	(182,472)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,680,218	8,905,276	3,335,446	9,021,993
Proceeds from reinvestment of distribution	—	40,587	—	177,257
Cost of shares redeemed	(3,817,638)	(12,554,495)	(3,540,421)	(11,120,138)
Redemption fees	123	2,214	140	3,921

Net decrease in net assets resulting from share transactions	(1,137,297)	(3,606,418)	(204,835)	(1,916,967)

Total increase (decrease) in net assets	(3,936,019)	2,005,356	(2,304,798)	363,333

NET ASSETS
Beginning of year	31,027,108	29,021,752	29,249,739	28,886,406

End of year	$27,091,089	$31,027,108	$26,944,941	$29,249,739

Undistributed net investment income	$—	$—	$115,920	$157,291

CHANGE IN SHARES
Shares sold	165,187	666,791	170,460	555,741
Shares issued on reinvestment of distribution	—	2,637	—	9,780
Shares redeemed	(234,076)	(965,983)	(180,764)	(695,714)

Net decrease	(68,889)	(296,555)	(10,304)	(130,193)

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Six Months Ended 6/30/2010(1)	Year Ended 12/31/2009	Six Months Ended 6/30/2010(1)	Year Ended 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(97,585)	$(143,623)	$(51,298)	$(34,475)
Net realized gain (loss) on:
Investments	1,605,621	(3,124,953)	1,816,001	(3,144,767)
Change in net unrealized appreciation/ depreciation on investments	(3,499,792)	6,468,621	(3,411,000)	5,833,302

Net increase (decrease) in net assets resulting from operations	(1,991,756)	3,200,045	(1,646,297)	2,654,060

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(34,032)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,883,574	12,698,433	3,811,082	11,306,116
Proceeds from reinvestment of distribution	—	—	—	33,204
Cost of shares redeemed	(4,033,756)	(11,335,591)	(3,894,402)	(10,549,418)
Redemption fees	515	1,813	601	2,539

Net increase (decrease) in net assets resulting from share transactions	(149,667)	1,364,655	(82,719)	792,441

Total increase (decrease) in net assets	(2,141,423)	4,564,700	(1,729,016)	3,412,469

NET ASSETS
Beginning of year	25,990,548	21,425,848	23,647,629	20,235,160

End of year	$23,849,125	$25,990,548	$21,918,613	$23,647,629

Undistributed net investment income	$—	$—	$—	$—

CHANGE IN SHARES
Shares sold	153,228	554,125	124,416	407,310
Shares issued on reinvestment of distribution	—	—	—	1,131
Shares redeemed	(158,676)	(531,926)	(125,880)	(411,691)

Net increase (decrease)	(5,448)	22,199	(1,464)	(3,250)

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Six Months Ended 6/30/2010(1)	Year Ended 12/31/2009	Six Months Ended 6/30/2010(1)	Year Ended 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,298,339	$2,158,132	$1,302,366	$2,293,856
Net realized gain (loss) on:
Investments	(293,354)	(5,030,236)	213,139	(2,116,452)
Foreign currency	311	396	—	(85)
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	(1,320,398)	11,797,186	1,301,592	3,107,741

Net increase (decrease) in net assets resulting from operations	(315,102)	8,925,478	2,817,097	3,285,060

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,317,245)	(2,093,187)	(1,407,262)	(2,283,429)
From paid in capital	—	(317,402)	—	—

Total distributions to shareholders	(1,317,245)	(2,410,589)	(1,407,262)	(2,283,429)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,903,622	19,367,677	22,163,620	30,145,176
Proceeds from reinvestment of distribution	1,208,130	2,210,582	1,303,047	2,148,896
Cost of shares redeemed	(7,195,350)	(21,299,688)	(9,604,973)	(24,106,170)
Redemption fees	374	5,750	1,145	3,786

Net increase in net assets resulting from share transactions	1,916,776	284,321	13,862,839	8,191,688

Total increase in net assets	284,429	6,799,210	15,272,674	9,193,319

NET ASSETS
Beginning of year	59,106,719	52,307,509	61,627,097	52,433,778

End of year	$59,391,148	$59,106,719	$76,899,771	$61,627,097

Undistributed net investment income	$648,938	$667,844	$67,236	$172,132

CHANGE IN SHARES
Shares sold	323,987	922,686	864,927	1,218,193
Shares issued on reinvestment of distribution	49,364	106,747	51,051	87,260
Shares redeemed	(295,369)	(1,043,214)	(376,035)	(975,829)

Net increase (decrease)	77,982	(13,781)	539,943	329,624

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Opportunities Portfolio
	Six Months Ended 6/30/2010(2)	July 1, 2009(1) through 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,233,450	$3,520,529
Net realized gain on:
Investments	789,294	648,259
Change in net unrealized appreciation/depreciation on investments	(2,469,316)	5,888,874

Net increase in net assets resulting from operations	4,553,428	10,057,662

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,540,880)	(2,891,529)
From net realized gain	—	(393,038)

Total distributions to shareholders	(6,540,880)	(3,284,567)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	46,663,162	159,247,501
Proceeds from reinvestment of distribution	5,818,428	2,909,922
Cost of shares redeemed	(11,883,287)	(2,772,594)
Redemption fees	624	3,801

Net increase in net assets resulting from share transactions	40,598,927	159,388,630

Total increase in net assets	38,611,475	166,161,725

NET ASSETS
Beginning of year	166,161,725	—

End of year	$204,773,200	$166,161,725

Undistributed net investment income	$321,570	$629,000

CHANGE IN SHARES
Shares sold	1,738,961	6,251,167
Shares issued on reinvestment of distribution	218,766	110,803
Shares redeemed	(443,437)	(105,957)

Net increase	1,514,290	6,256,013

(1)	Commencement of operations.
(2)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Six Months Ended 06/30/10(1)		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05

Net asset value, beginning of period	$15.65		$12.73		$20.65	$19.46	$17.76		$17.40

Income from investment operations:
Net investment income (loss)	(0.04	)(2)	0.02		0.05	0.01	(0.01	)(2)	0.03
Net realized and unrealized gain (loss) on investments	(1.46)		2.92		(7.92)	1.62	1.71		0.36

Total from investment operations	(1.50)		2.94		(7.87)	1.63	1.70		0.39

Less distributions:
From net investment income	—		(0.02)		(0.05)	(0.01)	(0.00	)(3)	(0.03)
From net realized gain	—		—		—	(0.43)	—		—

Total distributions	—		(0.02)		(0.05)	(0.44)	(0.00	)(3)	(0.03)

Net asset value, end of period	$14.15		$15.65		$12.73	$20.65	$19.46		$17.76

Total return	(9.58	)%(4)	23.11%		(38.09)%	8.38%	9.59%		2.24%

Ratios/supplemental data:
Net assets, end of period (millions)	$27.1		$31.0		$29.0	$53.9	$44.1		$23.7

Portfolio turnover rate	30.15	%(4)	94.39%		40.48%	81.88%	87.06%		11.97%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.33	%(5)	1.43%		1.31%	1.23%	1.22%		1.26%
After fees waived and expenses absorbed/recouped	1.33	%(5)	1.41	%(6)	1.25%	1.24%	1.25%		1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.47	)%(5)	0.12%		0.21%	0.04%	(0.03)%		0.17%
After fees waived and expenses absorbed/recouped	(0.47	)%(5)	0.14%		0.27%	0.05%	(0.06)%		0.18%

(1)	Unaudited.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Six Months Ended 06/30/10(1)		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$18.46		$16.84		$28.99	$29.02	$26.55	$24.57

Income from investment operations:
Net investment income (loss)	(0.03)		0.10		0.32	0.37	0.34	0.21
Net realized and unrealized gain (loss) on investments	(1.32)		1.63		(12.14)	0.59	4.68	2.00

Total from investment operations	(1.35)		1.73		(11.82)	0.96	5.02	2.21

Less distributions:
From net investment income	—		(0.11)		(0.22)	(0.37)	(0.38)	(0.23)
From net realized gain	—		—		(0.11)	(0.62)	(2.17)	—

Total distributions	—		(0.11)		(0.33)	(0.99)	(2.55)	(0.23)

Net asset value, end of period	$17.11		$18.46		$16.84	$28.99	$29.02	$26.55

Total return	(7.31	)%(2)	10.31%		(40.77)%	3.34%	18.92%	9.01%

Ratios/supplemental data:
Net assets, end of period (millions)	$26.9		$29.2		$28.9	$59.2	$55.0	$29.5

Portfolio turnover rate	27.41	%(2)	95.28%		54.72%	20.23%	66.89%	24.48%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.33	%(3)	1.45%		1.32%	1.20%	1.18%	1.18%
After fees waived and expenses recouped	1.33	%(3)	1.44	%(4)	1.25%	1.20%	1.18%	1.18%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.27	)%(3)	0.59%		1.13%	1.23%	1.42%	0.91%
After fees waived and expenses recouped	(0.27	)%(3)	0.60%		1.20%	1.23%	1.42%	0.91%

(1)	Unaudited.
(2)	Not annualized.
(3)	Annualized.
(4)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Six Months Ended 06/30/10(1)		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05

Net asset value, beginning of period	$24.87		$20.95		$33.43		$35.11		$37.05		$33.89

Income from investment operations:
Net investment loss	(0.09	)(3)	(0.14	)(3)	(0.13	)(3)	(0.21	)(3)	(0.18	)(2)	(0.14)
Net realized and unrealized gain (loss) on investments	(1.84)		4.06		(12.35)		2.97		1.26		3.30

Total from investment operations	(1.93)		3.92		(12.48)		2.76		1.08		3.16

Less distributions:
From net investment income	—		—		—		(4.43)		(3.02)		—
From paid in capital	—		—		—		(0.01)		—		—

Total distributions	—		—		—		(4.44)		(3.02)		—

Net asset value, end of period	$22.94		$24.87		$20.95		$33.43		$35.11		$37.05

Total return	(7.76	)%(4)	18.71%		(37.33)%		8.00%		2.80%		9.32%

Ratios/supplemental data:
Net assets, end of period (millions)	$23.8		$26.0		$21.4		$53.0		$46.8		$33.0

Portfolio turnover rate	80.92	%(4)	58.05%		34.57%		121.40%		85.04%		9.67%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.37	%(5)	1.54%		1.40	%(6)	1.23%		1.20%		1.19%
After fees waived and expenses absorbed/recouped	1.37	%(5)	1.52	%(7)	1.36	%(6)	1.23%		1.20%		1.19%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.74	)%(5)	(0.73)%		(0.44)%		(0.66)%		(0.48)%		(0.44)%
After fees waived and expenses absorbed/recouped	(0.74	)%(5)	(0.71)%		(0.40)%		(0.66)%		(0.48)%		(0.44)%

(1)	Unaudited.
(2)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	The expense ratio includes interest expense of 0.01%, which is not subject to the Portfolio’s expense cap.
(7)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Six Months Ended 06/30/10(1)		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$29.91		$25.49		$41.91		$50.05	$45.50	$43.29

Income from investment operations:
Net investment income (loss)	(0.07	)(7)	(0.05	)(7)	0.13		0.20	0.17	0.08
Net realized and unrealized gain (loss) on investments	(2.07)		4.51		(16.47)		(0.60)	5.86	4.98

Total from investment operations	(2.14)		4.46		(16.34)		(0.40)	6.03	5.06

Less distributions:
From net investment income	—		(0.04)		(0.08)		(0.20)	(0.20)	(0.08)
From net realized gain	—		—		—		(7.50)	(1.28)	(2.78)
From paid in capital	—		—		—		(0.04)	—	—

Total distributions	—		(0.04)		(0.08)		(7.74)	(1.48)	(2.86)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01

Net asset value, end of period	$27.77		$29.91		$25.49		$41.91	$50.05	$45.50

Total return	(7.15	)%(3)	17.51%		(38.99)%		(0.79)%	13.23%	11.64%

Ratios/supplemental data:
Net assets, end of period (millions)	$21.9		$23.6		$20.2		$51.6	$53.5	$35.8

Portfolio turnover rate	82.34	%(3)	66.15%		25.19%		39.52%	34.47%	26.75%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.40	%(4)	1.57%		1.42	%(6)	1.23%	1.19%	1.17%
After fees waived and expenses recouped	1.40	%(4)	1.54	%(5)	1.37	%(6)	1.23%	1.19%	1.17%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.42	)%(4)	(0.21)%		0.27%		0.37%	0.41%	0.20%
After fees waived and expenses recouped	(0.42	)%(4)	(0.18)%		0.32%		0.37%	0.41%	0.20%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.
(6)	The expense ratio includes interest expense of 0.02%, which is not subject to the Portfolio’s expense cap.
(7)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Six Months Ended 06/30/10(1)		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$23.71		$20.87		$28.69	$29.72	$25.60	$26.20

Income from investment operations:
Net investment income	0.50		0.90		0.93	1.51 (2)	1.33	0.88
Net realized and unrealized gain (loss) on investments	(0.59)		2.94		(7.73)	(0.91)	4.20	(0.46)

Total from investment operations	(0.09)		3.84		(6.80)	0.60	5.53	0.42

Less distributions:
From net investment income	(0.52)		(0.87)		(0.93)	(1.51)	(1.33)	(0.88)
From net realized gain	—		—		—	(0.06)	—	—
Return of capital	—		(0.13)		(0.09)	(0.07)	(0.08)	(0.15)

Total distributions	(0.52)		(1.00)		(1.02)	(1.64)	(1.41)	(1.03)

Paid in capital from redemption fees (Note 2)	0.00	(3)	0.00	(3)	0.00 (3)	0.01	0.00 (3)	0.01

Net asset value, end of period	$23.10		$23.71		$20.87	$28.69	$29.72	$25.60

Total return	(0.49	)%(4)	19.21%		(24.31)%	1.91%	22.10%	1.65%

Ratios/supplemental data:
Net assets, end of period (millions)	$59.4		$59.1		$52.3	$74.5	$65.7	$37.7

Portfolio turnover rate	7.09	%(4)	15.69%		6.80%	12.73%	10.03%	2.34%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.38	%(5)	1.48%		1.39%	1.34%	1.31%	1.28%
After fees waived and expenses absorbed/recouped	1.38	%(5)	1.47	%(6)	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	4.27	%(5)	4.24%		3.93%	5.14%	5.04%	3.53%
After fees waived and expenses absorbed/recouped	4.27	%(5)	4.25%		3.97%	5.13%	5.00%	3.46%

(1)	Unaudited.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Six Months Ended 06/30/10(1)		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$25.11		$24.68		$26.28	$26.14	$26.14	$26.61

Income from investment operations:
Net investment income	0.46		0.95		1.26	1.17	1.13	1.05
Net realized and unrealized gain (loss) on investments	0.62		0.44		(1.60)	0.14	(0.13)	(0.50)

Total from investment operations	1.08		1.39		(0.34)	1.31	1.00	0.55

Less distributions:
From net investment income	(0.51)		(0.96)		(1.26)	(1.17)	(1.01)	(1.03)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01	0.01

Net asset value, end of period	$25.68		$25.11		$24.68	$26.28	$26.14	$26.14

Total return	4.30	%(3)	5.77%		(1.33)%	5.11%	3.96%	2.13%

Ratios/supplemental data:
Net assets, end of period (millions)	$76.9		$61.6		$52.4	$56.0	$46.2	$28.8

Portfolio turnover rate	22.46	%(3)	70.22%		47.41%	47.46%	42.19%	26.06%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.16	%(4)	1.22%		1.17%	1.14%	1.11%	1.10%
After fees waived and expenses absorbed	1.15	%(4)	1.12	%(5)	0.90%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.87	%(4)	3.89%		4.63%	4.37%	4.22%	3.82%
After fees waived and expenses absorbed	3.88	%(4)	3.99%		4.90%	4.61%	4.43%	4.02%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Fixed Income Opportunities Portfolio
	Six Months Ended 06/30/10(1)		July 1, 2009(2) through 12/31/09

Net asset value, beginning of period	$26.56		25.00

Income from investment operations:
Net investment income(3)	0.90		0.76
Net realized and unrealized gain on investments	(0.20)		1.38

Total from investment operations	0.70		2.14

Less distributions:
From net investment income	(0.91)		(0.52)
From net realized gain	—		(0.06)

Total distributions	(0.91)		(0.58)

Net asset value, end of period	$26.35		$26.56

Total return	2.65	%(4)	8.60	%(4)

Ratios/supplemental data:
Net assets, end of period (millions)	$204.8		$166.2

Portfolio turnover rate	29.32	%(4)	22.29	%(4)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.20	%(5)	1.21	%(5)
After fees waived and expenses absorbed	1.20	%(5)	1.21	%(5)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	6.75	%(5)	5.82	%(5)
After fees waived and expenses absorbed	6.75	%(5)	5.82	%(5)

(1)	Unaudited.
(2)	Commencement of operations.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio. Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios. Federated Global Investment Management Corp. and Seix Investment Advisors LLC (the “Sub-Advisors”) are the Sub-Advisors to the Fixed Income Opportunities Portfolio.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

The Rochdale Fixed Income Opportunities Portfolio is a high yield corporate debt/bank loan portfolio with the investment objective of high current income. It seeks to generate a high level of income through investments in fixed income securities that generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business

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NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Portfolios adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards had no material impact on the Portfolio’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

In March 2008, accounting standards regarding disclosures about derivative instruments and hedging activity standards were issued and are effective for fiscal years beginning after November 15, 2008. These standards are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. These standards do not have any impact on the Portfolios’ financial statement disclosures because the Portfolios have not maintained any positions in derivative instruments or engaged in hedging activities.

In May 2009, the FASB issued subsequent event standards. The Portfolios adopted these standards which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Trust has evaluated subsequent events after June 30, 2010 and determined that there were no events that would require adjustment to or additional disclosure in these financial statements.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Portfolios have disclosed the applicable requirements of this accounting standard in their financial statements.

B.

Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per

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NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Portfolio indicated below has Post October losses:

Portfolio	Post October Loss
Dividend & Income Portfolio	$1,258,432

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2009, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2012	2013	2014	2015	2016	2017	Total
Large Cap Growth Portfolio	$—	$—	$—	$—	$4,966,385	$8,948,445	$13,914,830
Large Cap Value Portfolio	—	—	—	—	4,873,166	11,065,414	15,938,580
Mid/Small Growth Portfolio	—	—	—	—	3,727,565	7,591,088	11,318,653
Mid/Small Value Portfolio	—	—	—	—	6,105,729	5,514,273	11,620,002
Dividend & Income Portfolio	—	—	—	—	1,513,139	6,435,612	7,948,751
Intermediate Fixed Income Portfolio	273,604	115,546	226,027	29,507	1,276,630	2,241,155	4,162,469

Effective June 29, 2007, the Portfolios adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. These standards had no impact on the Portfolios’ net assets or results of operations. These standards require the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of June 30, 2010, open Federal tax years include the tax year ended December 31, 2006 through December 31, 2009.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.

Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign

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NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

At June 30, 2010, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Decrease in Unrealized Loss on Collateral During Six Months	Unrealized Loss on Collateral at 6/30/10	Market Value	Collateral
Rochdale Large Growth Portfolio	$290,901	$(1,730)	$5,865,637	$6,209,962
Rochdale Large Value Portfolio	262,454	(2,597)	4,264,835	4,495,137
Rochdale Mid/Small Growth Portfolio	280,152	(2,687)	6,366,839	6,770,131
Rochdale Mid/Small Value Portfolio	270,529	(2,025)	5,965,860	6,345,808
Rochdale Intermediate Fixed Income Portfolio	115,036	(985)	1,856,246	1,908,460

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

L.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

M.	High-Yield Bonds. The Fixed Income Opportunities Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”). The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. Below investment grade securities involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Generally, the lower the rating of a debt security, the higher its credit risk.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

N.	Floating Rate Loans and Related Instruments. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Fixed Income Opportunities Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments. The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Borrowers may pay back principal before the schedule due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership.

O.	Asset-Backed Securities. The Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income. The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit. Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolios) can meet this continuing obligation. Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; 0.40% from the Intermediate Fixed Income Portfolio; and 0.50% from the Fixed Income Opportunities Portfolio, based upon the average daily net assets of each Portfolio. Federated Global Investment Management Corp. and Seix Investment Advisors LLC are the Sub-Advisors to the Fixed Income Opportunities Portfolio. As compensation for it services, the Sub-Advisors are entitled to a monthly fee at the annual rate of 0.40% from the Advisor.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.50%, 1.50%, 1.60%, 1.60%, 1.60%, 1.15% and 1.50% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement to the Advisor within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations in effect at the time the expense or fee was reduced. For the six months ended June 30, 2010, the Advisor has reimbursed for expenses in excess of the limit in the amount of $2,841 for the Intermediate Fixed Income Portfolio.

At June 30, 2010, the cumulative amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$29,539
Rochdale Large Value Portfolio	34,019
Rochdale Mid/Small Growth Portfolio	14,941
Rochdale Mid/Small Value Portfolio	23,649
Rochdale Dividend & Income Portfolio	33,673
Rochdale Intermediate Fixed Income Portfolio	331,495

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

At June 30, 2010, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2010	2011	2012	2013
Rochdale Large Growth Portfolio	$—	$25,384	$4,155	$—
Rochdale Large Value Portfolio	—	31,485	2,534	—
Rochdale Mid/Small Growth Portfolio	—	11,600	3,341	—
Rochdale Mid/Small Value Portfolio	—	17,569	6,080	—
Rochdale Dividend & Income Portfolio	—	27,922	5,751	—
Rochdale Intermediate Fixed Income Portfolio	124,136	150,181	54,337	2,841

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s share has advised the Trust that it retained net selling commission for the six months ended June 30, 2010 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$17
Rochdale Large Value Portfolio	16
Rochdale Mid/Small Growth Portfolio	—
Rochdale Mid/Small Value Portfolio	4
Rochdale Dividend & Income Portfolio	618
Rochdale Intermediate Fixed Income Portfolio	4
Rochdale Fixed Income Opportunities Portfolio	1,425

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the six months ended June 30, 2010 the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$38,962
Rochdale Large Value Portfolio	38,362
Rochdale Mid/Small Growth Portfolio	33,090
Rochdale Mid/Small Value Portfolio	30,302
Rochdale Dividend & Income Portfolio	75,961
Rochdale Intermediate Fixed Income Portfolio	84,055
Rochdale Fixed Income Opportunities Portfolio	230,847

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the six months ended June 30, 2010, RIM Securities LLC received $29 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$43,932
Rochdale Large Value Portfolio	33,802
Rochdale Mid/Small Growth Portfolio	100,175
Rochdale Mid/Small Value Portfolio	89,972
Rochdale Dividend & Income Portfolio	14,489
Rochdale Intermediate Fixed Income Portfolio	—
Rochdale Fixed Income Opportunities Portfolio	—

$282,370

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2010 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$9,203,307	$11,261,494
Rochdale Large Value Portfolio	8,209,661	9,207,859
Rochdale Mid/Small Growth Portfolio	21,074,369	22,137,211
Rochdale Mid/Small Value Portfolio	19,655,304	20,070,173
Rochdale Dividend & Income Portfolio	5,736,507	4,202,692
Rochdale Intermediate Fixed Income Portfolio	23,234,339	11,205,859
Rochdale Fixed Income Opportunities Portfolio	87,815,138	51,168,257

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the six months ended June 30, 2010 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Mid/Small Growth Portfolio	—	—
Rochdale Mid/Small Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	5,781,631	3,699,437
Rochdale Fixed Income Opportunities Portfolio	—	—

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

NOTE 5 – TAX INFORMATION

As of December 31, 2009, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$28,821,598	$31,122,282	$28,961,066

Gross tax unrealized appreciation	6,658,743	4,412,528	3,179,132
Gross tax unrealized depreciation	(305,968)	(826,146)	(794,693)

Net tax unrealized appreciation on investments*	6,352,775	3,586,382	2,384,439
Net tax unrealized appreciation on foreign currency	5	—	—
Undistributed ordinary income	—	157,291	—
Other accumulated losses	(13,914,830)	(15,938,580)	(11,318,653)

Total accumulated losses	$(7,562,050)	$(12,194,907)	$(8,934,214)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio
Cost of investments for tax purposes	$24,299,324	$56,711,632	$63,368,796	$165,055,029

Gross tax unrealized appreciation	3,497,728	10,274,547	1,585,888	6,262,814
Gross tax unrealized depreciation	(863,451)	(8,614,836)	(479,230)	(374,592)

Net tax unrealized appreciation on investments*	2,634,277	1,659,711	1,106,658	5,888,222
foreign currency	—	(25)	—	—
Undistributed ordinary income	—	—	172,132	629,000
Undistributed gains	—	—	—	255,873
Other accumulated losses	(11,620,002)	(9,292,239)	(4,162,469)	—

Total accumulated earnings/(losses)	$(8,985,725)	$(7,632,553)	$(2,883,679)	$6,773,095

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

The tax composition of dividends for the six months ended June 30, 2010 was as follows:

Ordinary Income Total
Large Growth Portfolio	$—
Large Value Portfolio	—
Mid/Small Growth Portfolio	—
Mid/Small Value Portfolio	—
Dividend & Income Portfolio	1,317,245
Intermediate Fixed Income Portfolio	1,407,262
Fixed Income Opportunities Portfolio	6,540,880

The tax composition of dividends for the year ended December 31, 2009 and since inception (July 1, 2009) through December 31, 2009 for the Fixed Income Opportunities Portfolio was as follows:

	Ordinary Income Total	Return of Capital Total
Large Growth Portfolio	$42,067	$—
Large Value Portfolio	182,472	—
Mid/Small Growth Portfolio	—	—
Mid/Small Value Portfolio	34,032	—
Dividend & Income Portfolio	2,093,187	317,402
Intermediate Fixed Income Portfolio	2,283,429	—
Fixed Income Opportunities Portfolio	3,284,567	—

NOTE 6 – LINE OF CREDIT

Each of the Portfolios, except for the Fixed Income Opportunities Portfolio, has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the six months ended June 30, 2010, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$266	2.75%	$70,277	$246,000
Rochdale Large Value Portfolio	2,000,000	73	2.75	54,462	293,000
Rochdale Mid/Small Growth Portfolio	2,000,000	279	2.75	67,969	329,600
Rochdale Mid/Small Value Portfolio	2,000,000	204	2.75	88,800	216,000
Rochdale Dividend & Income Portfolio	2,000,000	203	2.75	113,100	215,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	182	2.75	793,000	1,442,000

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 63	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	7	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 52	President	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 52	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 38	Chief Compliance Officer and Secretary	Since 2004 Since 2010	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 69	Trustee	Since 1998	President, Chairman, Bay Distributors, Inc. (luxury goods distribution)	7	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 73	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	7	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 74	Trustee	Since 2004	Retired; Previously was a Consultant, Babcock & Brown, 2001 to 2009.	7	e-Smart Technologies, Inc.;*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; and Rochdale Structured Claims Fixed Income Fund LLC.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)

During the period covered by this report, the Board, including a majority of the independent Trustees, approved the renewal of the Advisory Agreement between Rochdale and the Trust with respect to each of those Portfolios then offered by the Trust. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Trustees has been prepared, including a summary of the conclusions reached by the Board of Trustees with respect to these factors. Overall, the Board concluded that continuation of the Advisory Agreement would be in the best interest of the Portfolios and consistent with the expectations of their shareholders.

In reviewing the nature, extent and quality of advisory services provided by the Advisor, the Board considered the performance of the Portfolios relative to their respective benchmarks, the Advisor’s investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale) and information, assembled by a third party service provider, about the performance achieved by funds of comparable size and with similar objectives managed by other investment advisers (“peer group” or “peer funds”). It was noted that defensive measures were taken by Rochdale that contributed to the Portfolios’ performance as compared to the peer group. The Board concluded that the performance achieved by the Advisor, as well as the overall quality of the services provided by the Advisor to the Portfolios are satisfactory and continue to support the Board’s original selection of the Advisor. The Board also considered the experience and capabilities of the Advisor’s management and investment professionals as well as the fact that the Portfolios serve as vehicles for implementing asset allocation strategies for the substantial portion of the Trust’s shareholders who are also advisory clients of Rochdale.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and the profitability of the Portfolios to the Advisor, the Board considered information relating to advisory fee revenues and those expenses borne by the Advisor, including benefits that may be realized by the Advisor as a result of its relationship with the Trust. The Board concluded that, in light of the specific facts and circumstances of the Portfolios, including the potential for economies of scale, the rate at which the Adviser is compensated for its services is reasonable and the Advisor’s profit level is not excessive. In reaching its conclusions, the Board had before it certain publicly available information about fees and expenses incurred by other funds in the peer group. While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons or identify any single factor as being a determining factor in its decision. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board was also informed with respect to fees charged by the Advisor to other institutional, pension and individual accounts (“private accounts”). The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Trust, operate, and the expenses incurred by the Advisor in order to ensure compliance with such regulations.

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Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rochdale Investment Trust

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date 9/7/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date 9/7/2010

By (Signature and Title)	/s/ Edmund Towers
Edmund Towers, Treasurer

Date 9/7/2010

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